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Exhibit 10.40

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                            PURSUANT TO RULE 406
================================================================================



                                 LOAN AGREEMENT
                                 (Direct Loans)

                                   (CH-285SK)

                                     between

                            CHAUTAUQUA AIRLINES, INC.

                                       and

              AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL - FINAME


                          Dated as of December 27, 2001

================================================================================

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

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                                TABLE OF CONTENTS

                                                                               PAGE
SECTION 1.   DEFINITIONS.......................................................1

       1.1   Definitional Provisions...........................................1
       1.2   Bankruptcy Default................................................2


SECTION 2.   AMOUNT AND TERMS OF LOAN..........................................2

       2.1   Procedure for Borrowing...........................................2
       2.2   Terms of Repayment of the Loan; Interest; Evidence of Debt........2
       2.3   Mutilated, Destroyed, Lost or Stolen Notes........................4
       2.4   Optional Prepayments..............................................4
       2.5   Mandatory Prepayment..............................................4
       2.6   Taxes.............................................................4
       2.7   Increased Costs..................................................11
       2.8   Termination of Security Agreement................................12


SECTION 3.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER...................12

       3.1   Corporate Existence; Compliance with Law.........................12
       3.2   Corporate Authorization..........................................13
       3.3   No Violation.....................................................13
       3.4   Approvals........................................................13
       3.5   Valid and Binding Agreements.....................................13
       3.6   Litigation.......................................................13
       3.7   Financial Condition..............................................13
       3.8   Chief Executive Office...........................................14
       3.9   No Default.......................................................14
       3.10  No Event of Loss.................................................14
       3.11  Compliance With Laws.............................................14
       3.12  Title; Security Agreement........................................14
       3.13  Section 1110.....................................................14
       3.14  No Withholding...................................................15


SECTION 4.   CONDITIONS PRECEDENT TO THE LENDER'S OBLIGATIONS.................15

       4.1   Operative Agreements, etc........................................15
       4.2   Recordation and Filing...........................................15
       4.3   Closing Certificates.............................................16
       4.4   Legal Opinions...................................................17
       4.5   Insurance........................................................17
       4.6   Violation of Law.................................................17

                                    -i-

       4.7   Representations and Warranties of the Borrower...................17
       4.8   No Termination of Commitments....................................18
       4.9   Purchase Agreement Amendments....................................18
       4.10  Acceptance of Aircraft...........................................18
       4.11  Section 1110.....................................................18
       4.12  No Default; No Event of Loss; No Other Defaults..................18
       4.13  Title............................................................18
       4.14  Security Trustee Certificate.....................................18
       4.15  Airworthiness; Type..............................................19
       4.16  Aircraft Price; Manufacturer's Invoice...........................19
       4.17  No Material Adverse Change; Code-Share Agreements................19
       4.18  No Proceedings...................................................19
       4.19  Governmental Action..............................................19
       4.20  No Sales Tax.....................................................19
       4.21  Origination Fee..................................................19
       4.22  Bridge Loan Release..............................................19


SECTION 5.   CONDITIONS PRECEDENT TO THE BORROWER'S OBLIGATIONS...............19

       5.1   Operative Agreements.............................................20
       5.2   Recordation......................................................20
       5.3   Registration.....................................................20
       5.4   Closing Certificates.............................................20
       5.5   Legal Opinions...................................................20
       5.6   Security Trustee Certificate.....................................21
       5.7   Representations and Warranties of the Lender.....................21
       5.8   Agent for Service of Process.....................................21
       5.9   Violation of Law.................................................21
       5.10  No Proceedings...................................................21
       5.11  Governmental Action..............................................21
       5.12  Acceptance of Aircraft...........................................21
       5.13  No Event of Loss.................................................22


SECTION 6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LENDER..........22

       6.1   Existence; Compliance with Law...................................22
       6.2   Power; Authorization; Enforceable Obligations....................22
       6.3   No Legal Bar.....................................................22
       6.4   No Immunities....................................................22
       6.5   Quiet Enjoyment..................................................23
       6.6   Agreement Regarding Engines......................................23
       6.7   ERISA............................................................23


                                      -ii-
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SECTION 7.   COVENANTS OF THE BORROWER........................................23

       7.1   Financial Statements.............................................23
       7.2   Recordation Opinion..............................................24
       7.3   Perfection.......................................................24
       7.4   Conduct of Business and Maintenance of Existence.................25
       7.5   Maintenance of Process Agent.....................................25
       7.6   Further Assurances...............................................25
       7.7   Consolidation and Merger.........................................25


SECTION 8.   EVENTS OF DEFAULT................................................27

       8.1   Events of Default................................................27
       8.2   Rescission of Acceleration.......................................29


SECTION 9.   MISCELLANEOUS....................................................29

       9.1   Amendments and Waivers...........................................29
       9.2   Notices..........................................................29
       9.3   No Waiver; Cumulative Remedies...................................31
       9.4   Survival of Representations and Warranties.......................31
       9.5   Successors and Assigns...........................................31
       9.6   [omitted]........................................................36
       9.7   Contractual Currency.............................................36
       9.8   Severability.....................................................37
       9.9   Integration......................................................37
       9.10  GOVERNING LAW....................................................37
       9.11  Submission to Jurisdiction; Waivers..............................37
       9.12  Waiver of Immunities.............................................38
       9.13  WAIVERS OF JURY TRIAL............................................39
       9.14  Confidentiality..................................................39
       9.15  Payment of Expenses and Costs....................................39
       9.16  General Indemnity................................................40
       9.17  Instruction to Security Trustee..................................44
       9.18  Notices, Instructions, Consents, Execution and Waiver............44


                                     -iii-
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SCHEDULES
Schedule 1:           Payment Dates and Amounts

ANNEXES

     Annex A:     Defined Terms
     Annex B-1:   Form of Note A
     Annex B-2:   Form of Note B
     Annex C:     [omitted]
     Annex D-1:   Form of Certificate of the Borrower as to Representations and
                  Warranties
     Annex D-2:   Form of Certificate of the Lender as to Representations and
                  Warranties


                                      -iv-
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         LOAN AGREEMENT (CH-285SK), dated as of December 27, 2001, between
CHAUTAUQUA AIRLINES, INC., a New York corporation (the "BORROWER"), and AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL, a Brazilian Federal public company, with its main offices in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, No. 100-18 andar, registered in the General Register of Taxpayers under the number 33.660.564/0001-00 (the "LENDER" or "FINAME").

         WHEREAS, Solitair and Embraer-Empresa Brasileira de Aeronautica S.A. (the "MANUFACTURER") have entered into the Purchase Agreement pursuant to which the Manufacturer has agreed to manufacture and sell to Solitair, and Solitair has agreed to purchase and take delivery, of, among other things, an EMB-145LR jet aircraft, bearing U.S. registration No. 145435 and equipped with two Allison AE3007A1P engines, and Solitair has assigned its rights to purchase the Aircraft to the Borrower and the Borrower has purchased such aircraft;

         WHEREAS, reference is hereby made to the recitals of the Funding Agreement for the purposes of this Agreement; and

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS

                  1.1 DEFINITIONAL PROVISIONS. (a) Unless otherwise specified herein or therein, all capitalized terms used in this Agreement, the Notes or any certificate or other document made or delivered pursuant hereto shall have the meanings set forth in Annex A hereto.

                           (b) As used herein and in the Notes, and any
certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower (and its Subsidiaries, if applicable), to the extent not otherwise defined, shall have the respective meanings given to them under GAAP.

                           (c) The words "hereof", "herein" and "hereunder" and
words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                           (d) The meanings given to terms defined herein shall
be equally applicable to both the singular and plural forms of such terms.

                           (e) References to any Person shall include such
Person's successors and assigns subject to any limitations provided for herein or in the other Operative Agreements.

                           (f) References to agreements shall include such
agreements as amended, modified or supplemented.

                  1.2 BANKRUPTCY DEFAULT.

                  For purposes of each Operative Agreement, the occurrence and continuance of a Bankruptcy Event shall not be deemed to prohibit the Borrower from taking any action or exercising any right that is conditioned on no Bankruptcy Default, Default or Event of Default having occurred and be continuing if such Bankruptcy Default, Default or Event of Default consists of the institution of reorganization proceedings with respect to Borrower under Chapter 11 of the Bankruptcy Code and the trustee or debtor-in-possession in such proceedings shall have entered into a Section 1110 Agreement and thereafter shall have continued to perform such obligations so that it is entitled to retain possession of the Aircraft in accordance with Section 1110.

         SECTION 2. AMOUNT AND TERMS OF LOAN

                  2.1 PROCEDURE FOR BORROWING. On the Borrowing Date, the Lender shall make the Loan A to the Borrower in Dollars in the amount of [*] and the Loan B to the Borrower in Dollars in the amount of [*] . The closing (the "Closing") of the Loan shall take place no later than 12:30 P.M., Rio de Janeiro time, on the Borrowing Date at the offices of Simpson Thacher & Bartlett, New York, New York, or at such other time and place as the parties hereto shall have agreed in writing.

                  The Lender shall advance the Loan to the Borrower by transferring the amount thereof in the Brazilian Currency Equivalent (as hereinafter defined) of the Loan in immediately available funds to the Manufacturer on the date aforesaid. Such advance may be made during banking hours in Rio de Janeiro on the date of Closing; provided that the Lender irrevocably agrees to make such advance at the time of Closing. The "BRAZILIAN CURRENCY EQUIVALENT" of the amount of a borrowing denominated in Dollars means an amount in the legal currency of Brazil computed by multiplying such Dollar amount by the buying rate of exchange of Dollars into the legal currency of Brazil made public by the Central Bank of Brazil for commercial transactions under the Code PTAX 800 of SISBACEN for the Business Day immediately prior to the relevant Borrowing Date.

                  As a condition to the advance, the Borrower shall pay to the Lender (directly and not through the Security Trustee) an origination fee at Closing in the amount of [*] (the "ORIGINATION FEE").

                  2.2 TERMS OF REPAYMENT OF THE LOAN; INTEREST; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay to the Lender (i) the principal amount of and interest on the Loan A in installments consisting of principal and interest as set forth on Schedule 1 hereto, each such installment to be payable on the respective Payment Date set forth on Schedule 1 hereto and
(ii), subject to Section 2.2(h), the principal amount of Loan B in a single installment on the Loan B Maturity Date as set forth on Schedule I hereto. Payment of each installment and all other amounts due to the Lender from the Borrower hereunder or under the Notes shall be payable by the Borrower in Dollars in immediately available funds to the Security Trustee by wire transfer to: [*] or to such other account as is specified by the Security Trustee (with the consent of the Lender, which consent will not be unreasonably withheld) for the

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account of the Lender no later than 12:30 P.M., New York time, on the due date therefor. Payments made by the Borrower to the Security Trustee as aforesaid for the account of the Lender shall constitute payment by the Borrower to the Lender. Each such payment shall be made on the date such payment is due and without presentment or surrender of the Notes except that at or promptly following the final payment with respect to a Note, such Note shall be surrendered by the Lender to the Borrower for cancellation. Upon payment in full by the Borrower of the principal of, and interest on, the Note A and all other amounts then due and owing by the Borrower to the Lender under any Operative Agreement, the Lender shall give written direction to the Security Trustee to execute and deliver to the Borrower pursuant to Section 11.1 of the Security Agreement an appropriate instrument or instruments (in due form for recording) releasing the Aircraft and the balance of the Collateral from the Lien of the Security Agreement.

                           (b) Loan A shall bear interest at [*] per annum (the
"DEBT RATE"). Loan B shall bear interest [*] The amounts of the installments of principal with respect to Loan B and of principal and interest with respect to Loan A, set forth separately for principal and for interest and in the aggregate for both principal and interest, are set forth on Schedule I hereto.

                           (c) [Intentionally omitted].

                           (d) The Borrower agrees to execute and deliver to the
Lender on the Borrowing Date Note A and Note B. The Lender is hereby authorized to record on the schedule annexed to and constituting part of the Notes indebtedness of the Borrower resulting from the Loan from time to time, including the amounts of principal and interest payable and paid from time to time under this Agreement. The Notes shall have a maturity date equal to the Loan A Maturity Date, in the case of Note A, and the Loan B Maturity Date, in the case of Note B.

                           (e) Whenever any payment hereunder or under the Notes
shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day without additional interest.

                           (f) If all or a portion of (i) any principal of Loan
A, (ii) any interest payable thereon or (iii) any other amount relating to Loan A payable by the Borrower to the Lender hereunder or under any other Operative Agreement shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), to the extent permitted by applicable Law, the amount of such overdue principal, interest or other amount shall bear interest at a rate per annum which is equal to the Default Rate, in each case from the date of such non-payment until such overdue principal, interest or other amount is paid in full (as well after as before judgment). Interest accruing pursuant to the preceding sentence of this Section 2.2(f) shall be payable from time to time on demand.

                           (g) Interest shall be calculated on the basis of a
360-day year consisting of 12 months of 30 days each.

                           (h) On the Loan B Maturity Date (or, if earlier, the
date that the maturity of the Loan A is accelerated or such maturity is automatically accelerated, deemed accelerated or required to be prepaid) the entire balance on deposit under the Security Deposit Agreement shall

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be disbursed to the Security Trustee in payment of Loan B and all liabilities relating to Loan B, and any surplus funds that may then exist under the Security Deposit Agreement shall also be disbursed to the Security Trustee for the account of the Lender. Lender and Borrower agree that any gain and any interest or earnings thereon or loss on investments of amounts on deposit under the Security Deposit Agreement shall be for the account of Lender and in no event will Lender or Security Deposit Trustee have any recourse against Borrower for or with respect to any such loss on investments. [*] .

                  2.3 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If a Note becomes mutilated, destroyed, lost or stolen, the Borrower shall, upon the written request of the Lender, execute and deliver in replacement thereof, a new Note, in the same principal amount, dated the date of the Note being replaced and designated as issued under this Agreement and the Security Agreement. If the Note being replaced has become mutilated, such Note shall be surrendered to the Borrower. If the Note being replaced has been destroyed, lost or stolen, the Lender shall furnish to the Borrower and the Security Trustee such security or indemnity as may be required by the Borrower or the Security Trustee to save the Borrower harmless and evidence satisfactory to the Borrower and the Security Trustee of the destruction, loss or theft of such Note.

                  2.4 OPTIONAL PREPAYMENTS. The Borrower may, at any time, prepay the Loan, in whole (but not in part, except as permitted in the Security Agreement, as agreed in any Operative Agreement or as otherwise agreed by the Lender), without premium or penalty, upon at least 30 days' revocable written notice to the Lender and the Security Trustee specifying the date of such prepayment. If any such notice is given, an amount equal to (i) the outstanding principal amount of the Loan plus (ii) interest accrued on such amount to the date of prepayment shall be due and payable on the date specified therein (subject, in the case of Loan B, to Section 2.2(h)).

                  2.5 MANDATORY PREPAYMENT. The Loan shall be prepaid by the Borrower (subject, in the case of Loan B, to Section 2.2(h)) in whole (but not in part) without premium or penalty, at a prepayment price equal to the outstanding principal amount of the Loan plus interest accrued thereon to the date of prepayment (x) in connection with an Event of Loss with respect to the Airframe (unless pursuant to Section 3.4(c) of the Security Agreement a Replacement Aircraft or Replacement Airframe shall have been substituted for the Airframe subject to such Event of Loss) on the Loss Payment Date and (y) on such other date on which a sale of the Aircraft occurs which sale is permitted by the terms of an Operative Agreement. Amounts prepaid pursuant to this Section 2.5 may not be reborrowed.

                  2.6 TAXES

                           (a) All payments made by the Borrower to or on behalf
of the Lender under this Agreement or the other Operative Agreements shall be made without deduction or withholding for or on account of any present or future Indemnified Taxes unless such deduction or withholding is required by law. If any Indemnified Taxes are required to be deducted or withheld from any amounts payable to the Lender hereunder with respect to Loan A (whether by the Borrower or by the Security Trustee), the amounts so payable to the Lender shall be increased by the Borrower to the extent necessary so that the net amount actually received (whether directly or through the Security Trustee) by the Lender (after deduction or withholding of all such Indemnified Taxes) will be equal to the full amount the Lender would have received

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under this Agreement or the other Operative Agreements, as the case may be, had no such deduction or withholding been required. In addition, the Borrower shall pay any Indemnified Taxes to the relevant Government Entity in accordance with applicable Law.

                           (b) The Borrower shall indemnify the Lender, within
10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Lender, with respect to payments made with respect to Loan A under this Agreement or the other Operative Agreements and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Government Entity. A certificate as to the amount of such payment or liability delivered to the Borrower by the Lender shall be conclusive absent manifest error.

                           (c) Whenever any Indemnified Taxes are payable by the
Borrower pursuant to this Section 2.6, as promptly as practicable thereafter the Borrower shall send to the Lender a certified copy of an original official receipt, if such receipt is received by the Borrower, or other evidence available to the Borrower, showing payment thereof. If the Borrower fails to pay any Indemnified Taxes with respect to Loan A when due to the appropriate taxing authority the Borrower shall indemnify the Lender for such Indemnified Taxes and any interest or penalties that may become payable by the Lender as a result of any such failure.

                           (d) [*] Lender shall provide prior to the Borrowing
Date (and at such times thereafter as reasonably requested in writing by the Borrower and necessary to establish exemption) a properly completed IRS form W8[*] (or successor form). In addition, [*] as a result of a change to the Code or regulations thereunder, [*] , each relevant [*]Lender shall provide a properly completed IRS form W-8[*] (or successor form) but only if and to the extent that such [*]Lender is entitled under applicable Law to furnish such form and eligible to claim a reduction or exemption from withholding in connection therewith, and only to the extent such form may be filed by such [*]Lender without adverse consequences to the [*]Lender or any of its Affiliates, or risk thereof, as reasonably determined by such [*] Lender in good faith.

                           (e) [*] .

                           (f) In the event that withholding Taxes are imposed
by a Government Entity of or within the United States (or the IRS asserts that the Lender is subject to withholding Taxes on interest payments) with respect to any Loan A pursuant to the Funding Agreement or any similar transaction at any time during the term of the Funding Agreement, the Borrower and the Lender shall, each acting reasonably and in good faith, endeavor to restructure this Loan A in such a manner as to reduce or eliminate the withholding Tax, which restructuring may involve a defeasance, cash out of benefits or transfer of the debt to an institution in the U.S. or otherwise, provided that such restructuring shall not put the party that would not be responsible for such withholding Tax in a worse economic position than it would have been in if no withholding Tax had been imposed and no restructuring had been undertaken. The cost of any such restructuring shall be borne by the party that would be responsible for such withholding Tax.

                           (g) If following the imposition of withholding Taxes
by a Government Entity of or within the United States or an IRS assertion that the Lender is subject to withholding

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Taxes by a Government Entity of or within the United States with respect to any
Loan A pursuant to the Funding Agreement or any similar transaction, notwithstanding the good faith efforts of the parties to restructure, the parties are unable to agree upon a satisfactory restructuring which would eliminate such withholding Taxes within 60 days of learning of the possible imposition of withholding Taxes, then (A) if the Borrower shall be responsible for such withholding Taxes, the Borrower shall, at its election either (i) be responsible for such withholding Taxes in accordance with this Section 2.6 or
(ii) prepay the entire Loan A in full, together with accrued interest thereon, or (B) if the Lender would be responsible for such withholding Taxes in accordance with this Section 2.6, the Lender shall continue to be responsible for such withholding Taxes.

                           (h) In the event that the Loan A is transferred by
the Lender, [*] such transferee shall not be entitled to any greater payments with respect to withholding Tax than the initial [*] Lender would have been entitled to absent the transfer, provided, however, that in the case of a Lender organized in a Tax Treaty Country, the transferee shall be entitled to indemnification for withholding Taxes with respect to the Loan A which would be Indemnified Taxes absent this Section 2.6(h) and are imposed as a result of a change in law after the transfer date, provided that (A) such Lender delivers (upon written request of the Borrower) a properly completed IRS Form W-8BEN or W-8ECI (or successor forms) evidencing an exemption from U.S. Withholding Tax unless such Lender is not entitled to deliver such form due to a change in law after the date of the transfer, and (B) a change in the income tax treaty between the United States and such country which had been proposed prior to the transfer date or a change in the nature of an anti-treaty shopping or limitation on benefits provision, shall not constitute a change in law and provided, further, that, [*]to the extent such transferee would be subject to U.S. Withholding Taxes on the date of the transfer, the Borrower shall not be liable for such U.S. Withholding Taxes.

                           (i) Calculation of Indemnity Payments

                                    (i) Any payment which Borrower shall be
                  required to make to or for the account of any Lender with respect to any Tax which is subject to indemnification under this Section 2.6 shall be made on an After-tax Basis (without regard to the exclusions therein).

                                    (ii) [*]if by reason of any payment with
                  respect to Taxes made by or on behalf of Borrower to or for the account of [*] Lender pursuant to this Section 2.6, such Lender subsequently realizes Tax savings not previously taken into account in computing such payment, such Lender shall promptly pay to Borrower an amount equal to the sum of the actual net reduction in Taxes, if any, realized by such Lender which is attributable to such Tax savings and the actual reduction in any Taxes realized by such Lender as the result of any payment made by such Lender pursuant to this sentence, provided, that such Lender shall not be obligated to pay any such amount if an Event of Default shall have occurred and be continuing or to the extent that such amount would exceed (x) the aggregate amount of all prior payments by Borrower to such Lender under this Section 2.6 (including the payment of any amount necessary for such payments to be on an After-tax Basis) less (y) the aggregate amount of all prior payments by such

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                  Lender to Borrower pursuant to this Section 2.6, and provided, further, that, subject to Section 2.6(i) hereof, that any amount not paid to Borrower pursuant to the foregoing limitation shall be carried forward to reduce pro tanto any future payments that Borrower may be required to make to such Lender pursuant to this Section 2.6.

                                    (iii) Any Taxes that are imposed on a Lender
                  as a result of the disallowance or reduction of any Tax savings paid to Borrower pursuant to this Section 2.6(i) shall be treated as a Tax for which Borrower is obligated to indemnify such Lender subject to the provisions of Section 2.6 provided that such Lender shall use reasonable good faith efforts to reclaim and retain the allowance of such Tax savings.

                                    (iv) [*]in determining the order in which
                  such Lender utilizes any foreign Taxes as a credit against such Lender's home country Income Taxes, such Lender shall be deemed to utilize (i) first, all foreign Taxes other than those described in clause (ii) below; (ii) then, all foreign Taxes with respect to which such Lender is entitled to obtain indemnification pursuant to an indemnification provision contained in any lease, loan agreement, financing document, participation agreement, or indemnification agreement (including this Agreement),

                           (j) Contests

                                    (i) In General

                           (1) Except as provided in (ii) below, if a written
                  claim shall be made against and received by any Lender for any Tax for which Borrower is obligated to indemnify pursuant to this Section 2.6, such Lender shall notify Borrower in writing of such claim within 30 days after its receipt, and shall provide Borrower such information regarding such claim as Borrower may reasonably request; provided, however, that the failure to provide such notice within such 30 days shall not release Borrower from any of its obligations to indemnify under this Section 2.6 unless, and only to the extent that, such failure has a material adverse effect on the conduct of such contest. To the extent permitted under applicable law, such Lender will not make any payments with respect to such claim for at least 30 days after giving notice of such claim to Borrower.

                           (2) If requested by Borrower in writing within 30
                  days after its receipt of such notice, such Lender shall, at the expense of Borrower and subject to subsection (3) below, contest the validity, applicability or amount of such Taxes by, in the case of a "Lender-Controlled Contest" (which shall mean any contest other than a Borrower-Controlled Contest (as defined below)), in such Lender's sole discretion or, in the case of a "Borrower-Controlled Contest" (which shall mean any contest which such Lender agrees in its sole discretion to allow Borrower to control or involving only Taxes with respect to which participation by neither the Lender nor any Affiliate of the Lender is required (it being

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                  understood that any contest involving Taxes in the nature of
                  Income Taxes or any contest conducted in the name of such Lender is a contest requiring the participation of such Lender) and no tax return of the Lender or any of its Affiliates is held open with respect to which any Lender may reasonably be viewed as having an actual or potential material liability for Taxes not indemnified against by Borrower), in Borrower's sole discretion, resisting payment thereof if practicable, not paying such Tax except under protest, if protest is necessary and proper, if payment of such Tax is made, using reasonable efforts to obtain a refund thereof, in appropriate administrative and judicial proceedings, and in the case of a Lender-Controlled Contest, considering in good faith any other reasonable action as Borrower and Borrower's counsel may reasonably request. Each Lender shall consult in good faith with Borrower and Borrower's counsel concerning the forum in which the contest is most likely to be favorably resolved and whether such contest shall be by (x) resisting payment of such Tax, (y) paying such Tax under protest or (z) paying such Tax and seeking a refund or other repayment thereof. In the case of a Lender-Controlled Contest, such Lender shall (i) keep Borrower reasonably informed regarding the progress of such contest, and (ii) consult with Borrower in good faith regarding the manner of contesting such claim, PROVIDED, HOWEVER, that the Lender shall have ultimate control over such contest and its decisions with respect to such contest shall be conclusive and binding. If requested to do so by Borrower, the Lender shall appeal any adverse administrative or judicial decision, [*].

                           (3) In no event shall a Lender be required, or
                  Borrower be permitted, to contest the imposition of any Tax for which Borrower is obligated pursuant to this Section 2.6 unless (A) Borrower shall have agreed to pay and shall promptly on request pay on an After-tax Basis all reasonable out of pocket costs and expenses that such Lender incurs in contesting such claim or arising out of or relating to such contest and which are reasonably allocable to such claim (including legal fees and disbursements, including those on appeal, if any); (B) (unless Borrower has provided to the relevant Lender a bond or other security in form and substance acceptable to such Lender in its sole discretion) such contest is not reasonably likely to result in a material danger of the sale, seizure, forfeiture or loss of the Aircraft, or the creation of any Lien thereon other than Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings and for which such reserves, if any, as are required to be provided under GAAP have been provided by Borrower; (C) if such contest shall be conducted in a manner requiring the payment of the claim, Borrower shall have advanced sufficient funds, on an interest-free basis, to make the payment required, and shall have agreed to indemnify the Lender against any additional net After-tax cost to such Lender of such advance; (D) if requested by the Lender in writing, such Lender shall have received an opinion of independent Tax counsel selected by Borrower and reasonably acceptable to such Lender and furnished at Borrower's sole expense to the effect that a "Realistic Possibility of Success" (which shall mean the standard upon which an attorney may properly advise the taking of a position on a tax return as set forth in ABA Formal Opinion 85-352) exists for contesting such claim (or, in the case of an appeal of an adverse judicial

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                  determination, a written opinion from such independent Tax counsel to the effect there is a Realistic Possibility of Success such adverse judicial determination will be reversed or substantially modified); (E) Borrower shall have delivered to such Lender a written acknowledgment of Borrower's obligation to indemnify such Lender to the extent that the contest is not successful, provided, however, that Borrower will not be bound by its acknowledgment of liability if the contest is resolved on a clear and unambiguous basis showing no such liability under this Section 2.6 with respect to such Tax; (F) if an Event of Default shall have occurred and be continuing, Borrower shall have provided security for its obligation hereunder satisfactory to the Lender by placing in escrow sufficient funds to cover any such contested Tax and the reasonably expected expenses of such contest on an After-tax Basis, or otherwise providing satisfactory (as determined in such Lender's sole discretion) provisions for payment of such amounts; (G) the aggregate amount of all indemnity payments that Borrower may [*] and (H) the claim is not for a Tax the imposition of which has been previously contested by Borrower hereunder, and such previous contest (including all allowable appeals) was decided adversely to Borrower, unless Borrower has delivered an opinion of independent Tax counsel selected by Borrower and reasonably acceptable to the Lender to the effect that, on the basis of
                  (i) a change in applicable Law, or (ii) a difference in the underlying facts, there is currently a Realistic Possibility of Success for contesting such claim.

                           (4) [*] if [*]Lender shall obtain a refund of all or
                  any part of any Tax paid, advanced or indemnified by Borrower (or of an amount which otherwise would have been a refund was used to offset another liability of such Lender not indemnified by Borrower hereunder (an "Applied Amount")), such Lender shall pay Borrower, but not before Borrower shall have made all payments theretofore due to such Lender pursuant to this Section 2.6 and any other payments theretofore due to such Lender under any of the Operative Agreements, an amount equal to the amount of such refund (or such Applied Amount), including interest received or credited and attributable thereto plus, if Borrower has paid an amount on an After-tax Basis, any net Tax benefit (or minus any net Tax detriment) realized by such Lender as a result of any refund (or Applied Amount) received, and payment made, by such Lender pursuant to this sentence, provided, that the Lender shall not be obligated to pay any amount under the preceding sentence to the extent that such amount (other than that portion attributable to interest) would exceed the amount of Taxes paid, reimbursed or advanced by Borrower to such Lender plus any other payment in respect of such Taxes paid, reimbursed or advanced, provided, further, that any amount not paid to Borrower pursuant to the foregoing limitation shall be carried forward to reduce pro tanto any future payments that Borrower may be required to make to such Lender pursuant to this
                  Section 2.6. If any Lender shall have paid Borrower any refund (or Applied Amount) of all or part of any Tax paid by Borrower and it is subsequently determined pursuant to a contest conducted in accordance with this Section 2.6(j) that such Lender was not entitled to the refund, such determination shall be treated as the imposition of a Tax for which Borrower is obligated to indemnify such Lender pursuant to the provisions of this Section 2.6. [*] if a

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                  Lender receives an award of attorneys fees in a contest for which the Borrower has paid an allocable portion of the contest expenses, such Lender shall pay to the Borrower the same proportion of the amount of such award as the amount of such Lender's attorneys fees paid or reimbursed by the Borrower bears to the total amount of attorneys fees actually incurred by such Lender in conducting such contest, up to the amount of attorneys fees paid or borne by the Borrower in connection with such contest. [*]Lender shall have the right to settle or compromise a contest that it is otherwise required to pursue pursuant to this Section 2.6(j) if the applicable Lender has provided Borrower a reasonable opportunity to review a copy of that portion of the settlement or compromise proposal which relates to the Tax for which the applicable Lender is seeking indemnification hereunder; provided that, if (i) the applicable Lender fails to provide the Borrower such a reasonable opportunity to review such portion of such proposal or (ii) after such reasonable opportunity to review such proposal the Borrower in writing reasonably withholds its consent to all or part of such settlement or compromise proposal, the Borrower shall not be obligated to indemnify such Lender hereunder to the extent of the amount attributable to the Tax to which such settlement or compromise relates as to which the Borrower has reasonably withheld its consent and with respect to any other Tax for which a successful contest is foreclosed because of such settlement or compromise as to which the Borrower has withheld its consent. If the applicable Lender effects a settlement or compromise of such contest, notwithstanding that the Borrower has reasonably withheld its consent thereto, such Lender shall repay to the Borrower such amounts theretofore advanced by the Borrower pursuant to this Section 2.6(j) and the amount of any Tax subject to such contest paid or reimbursed by Borrower, to the extent the Borrower has reasonably withheld its consent to the settlement or compromise thereof (together with interest at the rate applicable to refunds of such Tax on any such amount paid by the Borrower from the date paid by the Borrower to the date repaid by such Lender).

                           (5) [*] Lender shall obtain a refund of all or any
                  part of any Tax paid, advanced or indemnified by Borrower (or if an amount which otherwise would have been a refund was used to offset another liability of the Lender not indemnified by Borrower hereunder (an "Applied Amount")), such Lender shall pay Borrower, but not before Borrower shall have made all payments theretofore due to the Lender pursuant to this
                  Section 2.6 and any other payments theretofore due the Lender under any of the Operative Agreements, an amount equal to the amount of such refund (or such Applied Amount), including interest received or credited and attributable thereto plus, if Borrower has paid an amount on an After-tax Basis, any net Tax benefit (or minus any net Tax detriment) realized by such Lender as a result of any refund (or Applied Amount) received, and payment made, by such Lender pursuant to this sentence, PROVIDED, that such Lender shall not be obligated to pay any amount under the preceding sentence [*](ii) to the extent that such amount (other than that portion attributable to interest) would exceed the amount of Taxes paid, reimbursed or advanced by Borrower to such Lender plus any other payment in respect of such Taxes paid, reimbursed or advanced. If such Lender shall have paid Borrower any refund (or Applied

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

                  Amount) of all or part of any Tax paid by Borrower and it is subsequently determined pursuant to a contest conducted in accordance with this Section 2.6(j) that the Lender was not entitled to the refund, such determination shall be treated as the imposition of a Tax for which Borrower is obligated to indemnify the Lender pursuant to the provisions of this
                  Section 2.6. If such Lender receives an award of attorneys fees in a contest for which the Borrower has paid an allocable portion of the contest expenses, the Lender shall pay [*]to the Borrower the same proportion of the amount of such award as the amount of the Lender's attorneys fees paid or reimbursed by the Borrower bears to the total amount of attorneys fees actually incurred by the Lender in conducting such contest, up to the amount of attorneys fees paid or borne by the Borrower in connection with such contest.

                           (6) Nothing contained in this Section 2.6(j) shall
                  require any Lender to contest, or permit Borrower to contest in the name of such Lender, a claim which such Lender would otherwise be required to contest pursuant to this Section 2.6(j) if such Lender shall waive payment by Borrower of any amount that might otherwise be payable by Borrower under this
                  Section 2.6 in connection with such claim (and any other claim for which a successful contest would be foreclosed because of the absence of, or the failure to pursue, such contest) and promptly (upon the prior written approval of the Central Bank of Brazil, if such approval is required) pay to Borrower an amount equal to all funds advanced with respect to such contest by Borrower.

                           (7) Withholding Taxes. Notwithstanding anything to
                  the contrary herein, in the event a U.S. Withholding Tax is imposed or required to be withheld from any payment to Lender under the Operative Agreements, the provisions of Section 2.6(j)(i) regarding contests shall govern [*](1) such Lender or the Borrower, as the case may be, promptly and in writing shall notify each other immediately upon being informed of such imposition or requirement (unless such party is so informed by the other), [*](3) any contest concerning the imposition of a U.S. Withholding Tax shall in all events be controlled by such Lender and [*].

                           (k) The agreements in this Section 2.6 shall survive
the termination of this Agreement or the other Operative Agreements and the payment of the Loan and all other amounts payable hereunder and thereunder.

[*]

                  2.7 2. INCREASED COSTS. If (1) the adoption, after the date hereof, of any applicable Law, rule or regulation regarding capital adequacy,
(2) any change, after the date hereof, in the interpretation or administration of any such law, rule or regulation by any central bank or other Government Entity charged with the interpretation or administration thereof or (3) compliance by a Lender or any corporation or bank controlling a Lender with any applicable guidelines or requests of general applicability, issued after the date hereof, by any central bank or other Government Entity (whether or not having the force of law) that constitutes a change of the nature described in clause (2), has the effect of (x) requiring an increase in the amount of capital required to be maintained by a Lender or any corporation or bank controlling a Lender or (y)

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reducing the rate of return on assets or capital of such Lender (or such corporation or bank) and such adoption, change or compliance, as the case may be, relates to a category of claims or assets that includes such Lender's Loans, the Borrower shall pay to such Lender from time to time such additional amount or amounts as are necessary to compensate such Lender for such portion of such increase or reduction as shall be reasonably allocable to such Lender's Loans or obligations to the Borrower hereunder; PROVIDED, that no such amounts shall be payable by the Borrower to any Lender pursuant to this Section unless such Lender certifies to the Borrower that, such Lender is assessing to its other borrowers (of loans similar to the Loans) comparable allocable costs, PROVIDED, FURTHER, that the Borrower shall have no obligations under this Section after consummation of any Assignment of the Loans, in whole or in part, except with respect to any part retained by a Brazilian Lender.

                  Each Lender will notify the Borrower of any event occurring after the date of this Agreement that will entitle such Lender to compensation pursuant to this Section as promptly as practicable but in any event within 90 days, after such Lender obtains Actual Knowledge thereof; PROVIDED, HOWEVER, that if any Lender fails to give such notice within 90 days after it obtains Actual Knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section in respect of any costs resulting from such event, be entitled to payment under this Section only for costs incurred from and after the date 90 days prior to the date that such Lender does give such notice. Such notice shall describe in reasonable detail the calculation of the amounts owed under this Section. Determinations by a Lender for purposes of this Section of the effect of any increase in the amount of capital required to be maintained by the bank and of the amount allocable to such Lender's obligations to the Borrower hereunder shall be PRIMA FACIE evidence of the amounts owed under this Section.

                  2.8 TERMINATION OF SECURITY AGREEMENT. Upon payment in full of the principal of, and interest on, the Note A and all other amounts then due and owing under any Operative Agreement (excluding amounts with respect to the Loan
B), the Lender shall direct the Security Trustee to release the Collateral from the Lien of the Security Agreement pursuant to Section 11.1 of the Security Agreement.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         To induce the Lender to enter into this Agreement and to make the Loan, the Borrower hereby represents and warrants to the Lender that:

                  3.1 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Borrower is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of New York and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under the Operative Agreements to which it is a party. Borrower is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the nature and extent of the business conducted by it, or the ownership of its properties, requires such qualification, except where the failure to be so qualified would not give rise to a Material Change to it.

                  3.2 CORPORATE AUTHORIZATION. Borrower has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of the Operative Agreements and the performance of its obligations thereunder.

                  3.3 NO VIOLATION. The execution and delivery by Borrower of the Operative Agreements to which it is a party, the performance by Borrower of its obligations thereunder and the consummation by Borrower on the Borrowing Date of the transactions contemplated thereby, do not and will not (a) violate any provision of its Certificate of Incorporation or By-Laws, (b) violate any Law applicable to or binding on Borrower or (c) violate or constitute any default under (other than any violation or default that would not result in a Material Change to it), or result in the creation of any Lien (other than as permitted under the Security Agreement) upon the Aircraft or the other Collateral under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Borrower is a party or by which Borrower or any of its properties is bound.

                  3.4 APPROVALS. The execution and delivery by Borrower of the Operative Agreements to which it is a party, the performance by Borrower of its obligations thereunder and the consummation by Borrower on the Borrowing Date of the transactions contemplated thereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of Borrower and (b) any Government Entity, other than the filings and recordings referred to in Section
3.12 (and Uniform Commercial Code continuation statements periodically) and (y) filings, recordings, notices or other ministerial actions pursuant to any routine recording, contractual or regulatory requirements applicable to Borrower.

                  3.5 VALID AND BINDING AGREEMENTS. The Operative Agreements to which it is a party have been duly authorized, executed and delivered by Borrower and, assuming the due authorization, execution and delivery thereof by the other party or parties thereto, constitute the legal, valid and binding obligations of the Borrower and are enforceable against Borrower in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

                  3.6 LITIGATION. Except as disclosed in the financial statements referred to in Section 3.7, no action, claim or proceeding is now pending or, to the Actual Knowledge of Borrower, threatened, against Borrower, before any court, governmental body, arbitration board, tribunal or administrative agency, which is reasonably likely to be determined adversely to Borrower and if determined adversely to Borrower would result in a Material Change to Borrower.

                  3.7 FINANCIAL CONDITION. The audited balance sheet of Borrower as of December 31, 2000, and the related statements of operations and cash flows for the period ended have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of Borrower as of such date and the results of its operations and cash flows for such period, and since the date of such balance sheet, there has been no Material Change to the Borrower.

                  3.8 CHIEF EXECUTIVE OFFICE. The chief executive office (as such term is defined in Article 9 of the UCC) of Borrower is located at 2500 S. High School Road, Indianapolis, Indiana.

                  3.9 NO DEFAULT. No event which constitutes a Default or an Event of Default has occurred and is continuing.

                  3.10 NO EVENT OF LOSS. No Event of Loss has occurred with respect to the Airframe or any Engine, and, to the Actual Knowledge of the Borrower, no circumstance, condition, act or event has occurred that, with the giving of notice of lapse of time or both gives rise to or constitutes an Event of Loss with respect to the Airframe or any Engine.

                  3.11 COMPLIANCE WITH LAWS. (a) Borrower is a Citizen of the United States, a U.S. Air Carrier, and a Section 1110 Air Carrier.

                           (b) Borrower holds all licenses, permits and
franchises from the appropriate Government Entities necessary to authorize it to lawfully engage in air transportation and to carry on scheduled commercial passenger service as currently conducted, except where the failure to so hold any such license, permit or franchise would not give rise to a Material Change to it.

                           (c) Borrower is not an "investment company" or a
company controlled by an "investment company" required to be registered under the Investment Company Act of 1940, as amended.

                  3.12 TITLE; SECURITY AGREEMENT. Except for (a) the registration of the Aircraft with the FAA pursuant to the Federal Aviation Code,
(b) the filing for recordation (and recordation) pursuant to the Federal Aviation Code of the FAA Bill of Sale and the Security Agreement (with the Security Agreement Supplement covering the Aircraft attached) and the Bridge Loan Release, (c) the filing of a financing statement in respect of such security interest under Article 9 of the Uniform Commercial Code as in effect in the State of New York and the filing of continuation statements with respect thereto under such Uniform Commercial Code and the filing of termination statements relating to the UCC financing statements for the Bridge Loan, (d) the affixation of the nameplates referred to in Section 3.3(c) of the Security Agreement, no further filing or recording of any document (including, without limitation, any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction) is necessary under the laws of the United States or any State thereof as of the Borrowing Date in order to establish and perfect the security interest in the Aircraft created under the Security Agreement in favor of the Security Trustee as against the Borrower and any third parties in any applicable jurisdiction in the United States. On the Borrowing Date, the Security Agreement will have created in favor of the Lender a valid and duly perfected security interest in the Aircraft and the other Collateral, subject to no Liens other than Permitted Liens.

                  3.13 SECTION 1110. The Security Trustee, on behalf of the Lender, is entitled to the benefits of Section 1110 (as currently in effect) including to the right to take possession of the Airframe and Engines in compliance with the Security Agreement in the event of a case under Chapter 11 of the Bankruptcy Code in which the Borrower is a debtor.

                  [*]

                  3.15 ERISA. (a) No condition exists with respect to any Plan maintained, sponsored or contributed (or required to be contributed) to by Borrower or any Commonly Controlled Entity which could result in a Material Change to Borrower.

                           (b) No part of the funds to be used by the Borrower
in connection with any payment under the Operative Agreements directly or indirectly constitutes assets of a Plan.

                  3.16 BROKER'S FEES. No Person acting on behalf of the Borrower is or will be entitled to any broker's fee, commission or finder's fee in connection with the transactions contemplated by this Agreement and the other Operative Agreements (other than The Seabury Group LLC).

         SECTION 4. CONDITIONS PRECEDENT TO THE LENDER'S OBLIGATIONS

         The agreement of the Lender to make the Loan requested to be made by it to the Borrower on the Borrowing Date is subject to the satisfaction, or waiver by the Lender, of the following conditions precedent prior to or concurrently with the making of the Loan:

                  4.1 OPERATIVE AGREEMENTS, ETC. On or before the Borrowing Date, the Lender shall have received (a) an originally executed copy, duly authorized and delivered by the respective party or parties thereto (other than the Lender), of (i) this Agreement and the Security Agreement and Security Agreement Supplement No. 1 each covering the Aircraft, and (ii) the Notes to evidence the Loan conforming to the requirements hereof, (b) a copy, certified by the Manufacturer of any amendments to the Purchase Agreement since the date of the Funding Agreement that have not previously been delivered to Lender, except for any amendments which are not requested by Lender after being informed of their substance, and (c) a copy of (i) the FAA Bill of Sale and the Warranty Bill of Sale, (ii) the FAA Application for Aircraft Registration covering the Aircraft, (iii) the Purchase Agreement Assignment, (iv) the Engine Warranty Agreement, and (v) the Airframe Warranty Agreement.

                  4.2 RECORDATION AND FILING. The Security Agreement, Security Agreement Supplement No.1, and the FAA Bill of Sale relating to the Aircraft will have been duly filed for recordation (or shall be in the process of being so duly filed) pursuant to and in accordance with the Federal Aviation Code. Application for registration of the Aircraft in the name of the Borrower shall have been duly made with the FAA. A Uniform Commercial Code financing statement or statements covering the security interest created by the Security Agreement shall have been executed and delivered by the Borrower, as debtor, and by the Security Trustee, as secured party, and such financing statement or statements shall have been duly filed in all places necessary within the State of New York (and all other applicable jurisdictions, if any) (and evidence thereof, reasonably satisfactory to the Lender, shall have been provided to the Lender).

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On the Borrowing Date, the Aircraft shall have been duly certified as to airworthiness by the Brazilian aviation authority.

                  4.3 CLOSING CERTIFICATES. The Lender shall have received executed counterparts of the following instruments, certificates or documents, and such counterparts (i) shall have been duly authorized, executed and delivered by the respective party or parties thereto, (ii) shall be reasonably satisfactory in form and substance to the Lender and (iii) shall be in full force and effect:

                           (a) an Officer's Certificate of the Borrower, dated
as of the Borrowing Date, stating that: (i) its representations and warranties contained in Section 3 are true and accurate on and as of the Borrowing Date (unless such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date); (ii) all covenants and conditions required to be performed or fulfilled by it prior to or on the Borrowing Date have been performed or fulfilled; (iii) as of the Borrowing Date, both before and after giving effect to the transactions contemplated by this Agreement, no Event of Default shall have occurred and be continuing; (iv) absent a Change in U.S. Tax Law, or being requested to do so by any appropriate Governmental Entity, and subject to the receipt of an IRS form W8-EXP, and subject to Section
2.7.1 hereof, the Borrower has no present intention to withhold (or cause to be withheld) Taxes on payments of interest on the Loan A; and (v) no event has occurred and is continuing that constitutes a Material Adverse Change with respect to the Borrower;

                           (b) a certificate of the Secretary or an Assistant
Secretary of the Borrower, dated as of the Borrowing Date, (A) stating that the copy of the resolutions of the Board of Directors of the Borrower (attached to the certificate) authorizing the execution, delivery and performance of this Agreement and the other Operative Agreements to which the Borrower is a party or will be a party as contemplated by this Agreement is true and accurate, and that the resolutions thereby certified have not been amended, modified, revoked or rescinded; (B) stating that the copies of the certificate of incorporation and by-laws of the Borrower (which are attached to the certificate), are true and complete copies thereof, (C) stating that the copy of the long-form good standing certificate (attached to the certificate and certified as of a recent date by the Secretary of State of the Borrower's jurisdiction of incorporation) is a true and complete copy thereof, and (D) certifying to the incumbency and signature of the officers of the Borrower executing this Agreement;

                           (c) a certificate of the Secretary or an Assistant
Secretary of the Borrower, dated as of the Borrowing Date that certifies to the following: (A)(i) that attached to the certificate are accurate and true copies of each Code-Share Agreement and amendment to a Code-Share Agreement entered into by the Borrower since the most recent advance of a Direct Loan under the Funding Agreement or, if no Direct Loan has been advanced under the Funding Agreement, since the Financial Closing Date (as defined in the Funding Agreement), or (ii) that Borrower has not entered into any Code-Share Agreement or amendment to a Code-Share Agreement since the most recent advance of a Direct Loan under the Funding Agreement or, if no Direct Loan has been advanced under the Funding Agreement, since such Financial Closing Date, and (B) listing all Code-Share Agreements which are in effect and further indicating any Code-Share Agreement which is in effect but not listed in Schedule III to the Funding

Agreement as well as any Code-Share Agreement which is listed in Schedule III to the Funding Agreement but has terminated;

                           (d) a certificate of the Manufacturer, representing
and warranting to and for the benefit of the Borrower, the Lender and Security Trustee that title to the Aircraft, free and clear of all Liens arising from, through or under the Manufacturer, has been conveyed to the Borrower pursuant to the Warranty Bill of Sale, and agreeing to defend such title forever against the claims and demands of all Persons; and

                           (e) the certificate of the Borrower referred to in
Section 5.3 of the Funding Agreement.

                  4.4 LEGAL OPINIONS. The Lender and the Security Trustee shall have received the following executed legal opinions in each case in form and substance satisfactory to them:

                           (a) the executed legal opinion of Inside Counsel to
Borrower;

                           (b) the executed legal opinion of Hughes Hubbard &
Reed LLP, special counsel for Borrower ;

                           (c) the executed legal opinion of Daugherty, Fowler,
Peregin & Haught, P.C.;

                           (d) the executed legal opinion of Simpson Thacher &
Bartlett, special counsel to the Lender;

                           (e) the executed legal opinion of Pinheiro Neto,
Advogados, counsel to the Lender;

                           (f) the executed legal opinion of special counsel to
the Security Trustee; and

                           (g) the executed legal opinion of counsel to
Manufacturer.

                  4.5 INSURANCE. The Lender shall have received an independent insurance broker's report and the related certificate of insurance in form and substance reasonably satisfactory to it that all requirements of Section 3.3(k) of the Security Agreement shall have been satisfied.

                  4.6 VIOLATION OF LAW. No change shall have occurred after the date of this Agreement in any applicable Law that makes it a violation of Law for any party to this Agreement to execute, deliver and perform this Agreement and any other Operative Agreements to which any of them is a party.

                  4.7 REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The representations and warranties of the Borrower made, in each case, in this Agreement and in any other Operative Agreements to which it is a party, shall be true and accurate in all material respects as of the Borrowing Date (unless such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) and the Borrower shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in any other Operative Agreements to which it is a party to be observed or performed by it as of the Borrowing Date.

                  4.8 NO TERMINATION OF COMMITMENTS. No Commitment Termination Event (as defined in the Funding Agreement) shall have occurred and be continuing.

                  4.9 PURCHASE AGREEMENT AMENDMENTS. The Lender shall be satisfied that none of the amendments to the Purchase Agreement delivered pursuant to Section 4.1 could reasonably be expected to result in any material increase in the Lender's obligations or material diminution in the Lender's rights hereunder or under any other Operative Agreements.

                  4.10 ACCEPTANCE OF AIRCRAFT. (a) The Manufacturer shall have delivered the Aircraft under the Purchase Agreement, the Aircraft shall have been unconditionally and irrevocably accepted by or on behalf of the purchaser or its assignee under the Purchase Agreement in Fly-Away-Factory Condition, and copies of the acceptance certificate evidencing such delivery and acceptance, shall have been furnished to the Lender.

                           (b) In connection with such delivery and acceptance
the Lender shall have received by 7:00 p.m. Rio de Janeiro time on the first day prior to the Closing a copy of the printout of the screen of the Register of Credit Operation - RC, and of the Register of Export - RE, both obtained through the SISCOMEX (Bureau of Foreign Trade) System, evidencing the authorization for export of the Aircraft, and indicating the Lender as lender/creditor under this Agreement.

                  4.11 SECTION 1110. The Lender is entitled to the benefits of
Section 1110 (as currently in effect) with respect to the right to take possession of the Airframe and Engines in the event of a case under Chapter 11 of the Bankruptcy Code in which the Borrower is a debtor.

                  4.12 NO DEFAULT; NO EVENT OF LOSS; NO OTHER DEFAULTS. (a) No Default or Event of Default shall have occurred and be continuing.

                           (b) No Event of Loss shall have occurred.

                           (c) The Borrower shall not be in payment default or
other material default under any loan or lease made under the Funding Agreement or in any other agreement with the Lender or BNDES.

                  4.13 TITLE. The Borrower shall hold title to the Aircraft, free and clear of all Liens, other than Permitted Liens.

                  4.14 SECURITY TRUSTEE CERTIFICATE. The Lender shall have received a certificate from the Security Trustee dated the Borrowing Date signed by an authorized officer of the Security Trustee certifying that no Security Trustee Liens exist and further certifying as to the correctness of the matters stated in Section 7.3 of the Security Agreement.

                  4.15 AIRWORTHINESS; TYPE. (a) The Borrower shall have received an FAA certificate of airworthiness for any jet aircraft financed pursuant to the Funding Agreement 30 or more days prior to the Borrowing Date. Such certificate shall be delivered by the later of (i) the Borrowing Date and (ii) 30 days after the import of such aircraft into the United States.

                           (b) The Lender shall have received evidence that the
Aircraft has been certified as to type by the FAA.

                  4.16 AIRCRAFT PRICE; MANUFACTURER'S INVOICE. (a) The principal amount of the Loan shall not exceed the amount permitted by Section 2.1 of the Funding Agreement.

                           (b) The Lender shall have received a copy (certified
as to accuracy by the Manufacturer) of the Manufacturer's Invoice for the Aircraft.

                  4.17 NO MATERIAL ADVERSE CHANGE; CODE-SHARE AGREEMENTS. On the Borrowing Date, no Material Adverse Change shall have occurred with respect to the Borrower (including, without limitation, with respect to Code-Share Agreements).

                  4.18 NO PROCEEDINGS. No action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any Government Entity, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Operative Agreement or the transactions contemplated hereby or thereby.

                  4.19 GOVERNMENTAL ACTION. All appropriate action required to have been taken prior to the Borrowing Date by the FAA or any other Government Entity of the United States or Brazil, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such Government Entities required to be in effect on the Borrowing Date in connection with the transactions contemplated by this Agreement shall have been issued.

                  4.20 NO SALES TAX. The Lender shall be satisfied that no sales, use, value added, goods, services or like Tax, and no stamp duty, is payable with respect to the delivery of any Aircraft to the Borrower either on the Date of Actual Delivery or, if different, on the Borrowing Date.

                  4.21 ORIGINATION FEE. The Borrower shall have paid to the Lender the Origination Fee.

                  4.22 BRIDGE LOAN RELEASE. The Lender shall have received the Bridge Loan Release, in form and substance satisfactory to it, and related UCC termination statements.

         SECTION 5. CONDITIONS PRECEDENT TO THE BORROWER'S OBLIGATIONS

         The agreement of the Borrower to borrow the amount of the Loan from the Lender is subject to the satisfaction, or waiver by the Borrower, on or prior to the Borrowing Date of the following conditions precedent prior to or concurrently with the making of the Loan (such satisfaction or waiver to be evidenced by the Borrower's execution and delivery of the Notes):

                  5.1 OPERATIVE AGREEMENTS. On or before the Borrowing Date, the Borrower shall have received an originally executed copy, duly authorized, executed and delivered by the respective party or parties thereto (other than the Borrower) of (i) this Agreement, (ii) the Security Agreement and Security Agreement Supplement No.1 covering the Aircraft, (iii) FAA Bill of Sale, (iv) the Warranty Bill of Sale, (v) the Purchase Agreement Assignment, (vi) the Engine Warranty Agreement, (vii) the Airframe Warranty Agreement, and (viii) each other Operative Agreement, if any.

                  5.2 RECORDATION. The FAA Bill of Sale, the Security Agreement and Security Agreement Supplement No. 1 covering the Aircraft shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA pursuant to the Federal Aviation Code.

                  5.3 REGISTRATION. Application for registration of the Aircraft in the name of the Borrower shall have been duly made with the FAA.

                  5.4 CLOSING CERTIFICATES. The Borrower shall have received executed counterparts of the following instruments, certificates or documents, and such counterparts (i) shall have been duly authorized, executed and delivered by the respective party or parties thereto, (ii) shall be reasonably satisfactory in form and substance to the Borrower and (iii) shall be in full force and effect:

                           (1) an Officer's Certificate of the Lender, dated as
                  of the Borrowing Date, stating that its representations and warranties contained in Section 6 are true and accurate on and as of the Borrowing Date and (ii) all covenants and conditions required to be performed or fulfilled by it prior to or on the Borrowing Date have been performed or fulfilled; and

                           (2) a certificate of the Secretary or an Assistant or
                  Attesting Secretary (or the equivalent) of the Lender, dated as of the Borrowing Date, (A) stating that the copy of the resolutions of the Board of Directors of the Lender (attached to the certificate) authorizing the execution, delivery and performance of this Agreement and the other Operative Agreements to which the Lender is a party or will be a party as contemplated by this Agreement is true and accurate, and that the resolutions thereby certified have not been amended, modified, revoked or rescinded and (B) certifying to the incumbency and signature of the officers of the Lender executing this Agreement.

                  5.5 LEGAL OPINIONS. The Borrower shall have received (a) the executed legal opinion of special FAA counsel in Oklahoma City, Oklahoma, in form and substance satisfactory to it, and (b) the executed legal opinion of special counsel to the Security Trustee, in form and substance satisfactory to it, each addressed to the Borrower or accompanied by a letter from the counsel rendering such opinion authorizing the Borrower to rely on such opinion as if it were addressed to the Borrower.

                  5.6 SECURITY TRUSTEE CERTIFICATE. The Borrower shall have received a certificate from the Security Trustee, dated the Borrowing Date, signed by an authorized officer of the Security Trustee, certifying that no Security Trustee Liens exist, and further certifying as to the correctness of the matters stated in Section 7.3 of the Security Agreement.

                  5.7 REPRESENTATIONS AND WARRANTIES OF THE LENDER. The representations and warranties of the Lender made, in each case, in this Agreement and in any other Operative Agreements to which it is a party, shall be true and accurate in all material respects as of the Borrowing Date (unless such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) and the Lender shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in any other Operative Agreements to which it is a party to be observed or performed by it as of the Borrowing Date.

                  5.8 AGENT FOR SERVICE OF PROCESS. The Borrower shall have received a letter from National Registered Agents, Inc, substantially in the form of Exhibit D to the Funding Agreement, confirming its agreement to act as the agent for service of process of the Lender.

                  5.9 VIOLATION OF LAW. No change shall have occurred after the date of this Agreement in any applicable Law that makes it a violation of Law for any party to this Agreement to execute, deliver and perform this Agreement and any other Operative Agreements to which any of them is a party.

                  5.10 NO PROCEEDINGS. No action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any Government Entity, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Operative Agreements or the transactions contemplated hereby or thereby.

                  5.11 GOVERNMENTAL ACTION. All appropriate action required to have been taken prior to the Borrowing Date by the FAA or any other Government Entity of the United States or Brazil, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Borrowing Date in connection with the transactions contemplated by this Agreement shall have been issued.

                  5.12 ACCEPTANCE OF AIRCRAFT. The Manufacturer shall have delivered the Aircraft under the Purchase Agreement and the purchaser or its assignee under the Purchase Agreement shall have unconditionally and irrevocably accepted the Aircraft in Fly-Away-Factory Condition.

                  5.13 NO EVENT OF LOSS. No Event of Loss shall have occurred.

         SECTION 6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LENDER

         The Lender hereby represents and warrants to the Borrower (and in the case of Sections 6.5 and 6.6 covenants with the Borrower) that:

                  6.1 EXISTENCE; COMPLIANCE WITH LAW. The Lender (a) is duly organized, validly existing and in good standing under the laws of Brazil and
(b) has the power and authority, and the legal right, to conduct the business in which it is currently engaged.

                  6.2 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Lender has the power and authority, and the legal right, to make, deliver and perform this Agreement and the other Operative Agreements to which it is a party and to make the Loan hereunder and has taken all necessary action to authorize the Loan on the terms and conditions of this Agreement and the other Operative Agreements to which it is a party and to authorize the execution, delivery and performance of the Operative Agreements to which it is a party. No consent or authorization of, filing with, notice to or other act (including any approval) by or in respect of, any Government Entity or any other Person which has not been obtained and continues in full force and effect is required on the part of the Lender in order for it to validly execute, deliver and perform this Agreement and the Operative Agreements to which it is a party, except as expressly provided in any such Operative Agreements. Each of this Agreement and the other Operative Agreements to which the Lender is a party has been duly executed and delivered on behalf of the Lender. Each of this Agreement and the other Operative Agreements to which the Lender is a party are in proper legal form under the laws of Brazil for enforcement thereof in Brazil against the Lender (except, however, that a sworn translation into Portuguese and registration of such document with the recorder of deeds will be necessary for purposes of enforcement). Each of this Agreement and the other Operative Agreements to which the Lender is a party constitutes a legal, valid and binding obligation of the Lender enforceable against the Lender in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

                  6.3 NO LEGAL BAR. The execution, delivery and performance by the Lender of the Operative Agreements to which the Lender is a party and the making of the Loan hereunder will not result in a violation by the Lender of any material Requirement of Law or material Contractual Obligation of the Lender that may impair the ability of the Lender to comply with its obligations hereunder.

                  6.4 NO IMMUNITIES. Under Brazilian law and, after giving effect to the provisions of Section 9.12 hereof, under United States law, the Lender is subject to civil and commercial law with respect to its obligations under this Agreement and the other Operative Agreements to which it is a party. Neither the Lender nor any of its property, whether or not held for its own account, have any immunity (sovereign or otherwise) from any suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) under the laws of any Government Entity of Brazil or (after giving effect to the provisions of Section 9.12 hereof) under the laws of any Government Entity of the United States or the State of New York in respect of its obligations under this Agreement or any other Operative Agreements.

                  6.5 QUIET ENJOYMENT. The Lender agrees that so long as no Event of Default shall have occurred and be continuing, it shall not (and shall not permit any of its Affiliates or any Person claiming by, through or under it
to) take any action contrary to, or otherwise in any way interfere with or disturb, the quiet enjoyment of the use and possession of the Aircraft, the Airframe or any Engine by the Borrower or any transferee of any interest in any thereof permitted under the Security Agreement.

                  6.6 AGREEMENT REGARDING ENGINES. The Lender agrees, for the benefit of each of the lessor, conditional seller, mortgagee or secured party of any airframe or engine leased to or owned by, the Borrower (or a Permitted Lessee) subject to a lease, conditional sale, trust indenture or other security agreement that it will not acquire or claim, as against such lessor, conditional seller, mortgagee or secured party, any right, title or interest in any engine as the result of such engine being installed on any airframe subject to the Lien of the Security Agreement at any time while such engine is subject to such lease, conditional sale, trust indenture or other security agreement and owned by such lessor or conditional seller or subject to a trust indenture or security interest in favor of such mortgagee or secured party.

                  6.7 ERISA

                  No part of the funds used by Lender to make or hold the Loan under the Operative Agreements constitutes, or may be deemed under the Code or ERISA or any regulations or rules thereunder to constitute, assets of a Plan subject to Title I of ERISA or Section 4975 of the Code.

         SECTION 7. COVENANTS OF THE BORROWER

         The Borrower hereby agrees that, so long as the Loan A is owing to the Lender hereunder, the Borrower shall:

                  7.1 FINANCIAL STATEMENTS. Furnish to the Lender and to the Security Trustee:

                           (a) within 120 days after the end of each fiscal year
of the Borrower, a copy of its audited balance sheet (consolidated, if applicable) and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by the Borrower's independent public accountants of recognized national standing to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower (on a consolidated basis, if applicable) in accordance with GAAP;

                           (b) within 90 days after the end of each of the first
three fiscal quarters of each fiscal year of the Borrower, its balance sheet (consolidated, if applicable) and related statements of operations and cash flows as of the end of and for such fiscal quarter (in the case of the statement of operations) and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as the end of) the previous fiscal year, prepared in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

                           (c) concurrently with any delivery of financial
statements under clause (a) above, a certificate of an officer of the Borrower certifying (i) that he is familiar with or has reviewed the relevant terms of this Agreement and has made, or caused to be made under his supervision, a review of the transactions and conditions of the Borrower during the preceding year and (ii) as to whether the Borrower has Actual Knowledge that an Event of Default has occurred and is continuing and, if so, specifying the details thereof and any action taken or proposed to be taken with respect thereto;

                           (d) if requested by Lender in connection with a
Securitization at any time when the Borrower is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, such other additional information with respect to the Borrower that would be within the scope of Rule 144A(d)(4) under the Securities Act of 1933 assuming for this purpose only that the securities issued in the Securitization were deemed to be issued by the Borrower; and

                           (e) promptly following any request therefor, such
other nonconfidential information regarding the Aircraft, the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of the Operative Agreements, as Lender or Security Trustee from time to time reasonably request.

                  7.2 RECORDATION OPINION. Promptly upon the registration of the Aircraft and the recording of the Security Agreement covering the Aircraft with the FAA, the Borrower will deliver to the Lender and the Security Trustee an opinion of special FAA counsel in Oklahoma City, Oklahoma, reasonably acceptable to the Lender, as to the due registration of the Aircraft in the name of the Borrower, and the due recording of the FAA Bill of Sale for the Aircraft and the Security Agreement.

                  7.3 PERFECTION. Borrower, at its sole cost and expense, will promptly cause each of the documents listed in Section 4.2, any subsequent Security Agreement Supplements, amendments to the Security Agreement or Permitted Leases required to be recorded pursuant to the Security Agreement, all Uniform Commercial Code continuation statements, all Uniform Commercial Code financing statement amendments (necessitated by any combination, consolidation or merger of the Borrower, any relocation of its chief executive office, or any change in its corporate name or jurisdiction of incorporation) and any additional recordings, filings, re-recordings or refilings necessary to maintain the perfection of the Liens created thereby to be prepared and, subject only to the execution and delivery thereof by the Security Trustee, duly and timely filed and recorded or filed for recordation, to the extent permitted under the Federal Aviation Code (with respect to FAA-filed documents) or the Uniform Commercial Code of any applicable jurisdiction (with respect to such other documents) and except to the extent that any such acts or filings are necessitated by the combination, consolidation or merger of the Security Trustee. Borrower will give Security Trustee timely written notice (but in any event within 30 days prior to the expiration of the period of time specified under applicable Law to prevent lapse of perfection) of any relocation of its chief executive office (as such term is defined in Article 9 of the UCC) from its then present location, or of any change in its corporate name, or of any change in its jurisdiction of incorporation (and will provide in such notice, if applicable, the identification number assigned to it by the new jurisdiction).

                  7.4 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Maintain its corporate existence, except as otherwise permitted pursuant to Section 7.7 and Section 9.5 hereof, and at all times remain a U.S. Air Carrier. Borrower shall at all times be certificated and registered to the extent necessary to entitle the Security Trustee to the benefits of Section 1110 (as currently in effect) including the right to take possession of the Airframe and Engines in compliance with the Security Agreement in the event of a case under Chapter 11 of the Bankruptcy Code in which the Borrower is a debtor.

                  7.5 MAINTENANCE OF PROCESS AGENT. Maintain in New York City a Person acting as agent to receive on its behalf service of process.

                  7.6 FURTHER ASSURANCES. Upon the reasonable request of the Lender, promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, financing statements and continuation statements) for filing under the provisions of the Federal Aviation Code, the Uniform Commercial Code or any other Law which are necessary to maintain in favor of the Security Trustee, for the benefit of the Lender, Liens required to be maintained under the Security Agreement on the Collateral that are duly perfected in accordance with all applicable requirements of Law; PROVIDED, that any documentation or act requested hereunder shall not expand any obligation or limit any rights of the Borrower.

                  7.7 CONSOLIDATION AND MERGER. (a) Not consolidate or merge with or into any other Person or sell, convey, transfer, lease or otherwise dispose of substantially all of its assets in one or a series of transactions to any Person (a "CHAUTAUQUA MERGER TRANSACTION"), except as follows:

                           (1) After giving effect to any such Chautauqua Merger
                  Transaction, Borrower (or its successor or assignee or transferee (the "CHAUTAUQUA SUCCESSOR", if any) (1) is a Citizen of the United States, (2) is a U.S. Air Carrier and a
                  Section 1110 Air Carrier, (3) is not the subject of a Bankruptcy Event or of bankruptcy or insolvency proceedings in any jurisdiction, and (4) is not an airframe manufacturer or an affiliate thereof;

                           (2) Security Trustee, under the Security Agreement,
                  shall be entitled to the benefits of Section 1110 with respect to the Aircraft to the same extent that the benefits of
                  Section 1110 were available immediately preceding such Chautauqua Merger Transaction;

                           (3) The Chautauqua Successor, if any, shall execute
                  and deliver to Lender and Security Trustee a duly authorized, valid, binding and enforceable agreement in form and substance reasonably satisfactory to Lender and Security Trustee containing an assumption by such Person of this Agreement and the other Operative Agreements to which the Borrower is a party;

                           (4) Immediately after giving effect to such
                  Chautauqua Merger Transaction, the tangible net worth of the Borrower (or Chautauqua Successor, if any) shall be equal to or greater than 100% of the tangible net worth of the Borrower immediately prior to the Chautauqua Merger Transaction;

                           (5) Immediately after giving effect to such
                  Chautauqua Merger Transaction no Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing and no material adverse change in the financial condition of the Borrower (or Chautauqua Successor, if any) shall occur as a result of such Chautauqua Merger Transaction;

                           (6) If such Chautauqua Merger Transaction is closed
                  before the earlier of (i) the expiration of the Commitment Period and of the Additional Commitment Period, and (ii) the transfer, by means of an Assignment or Securitization, of all or a Substantial Part of the Loan A by Lender, other than to a Brazilian Lender, then (A) the Borrower (or Chautauqua Successor, if any) shall have a tangible net worth of not less than $50,000,000 (on a pro forma basis) or shall be a Group III air carrier under 14CFR241 (or if such determination has not been made has annual operating revenues of at least $1 billion in its most recently completed fiscal year on a pro forma basis), and (B) the Borrower (or Chautauqua Successor) shall not be in payment or other material default under any lease, loan or other transaction with Lender, and (C) no lending limit binding upon Lender under applicable Law shall be exceeded as a result of such transaction nor shall Lender then be subject to any mandatory prohibition under applicable Law preventing it from engaging in the transactions contemplated by this Agreement and the other Operative Agreements with the Chautauqua Successor (if any); PROVIDED, HOWEVER, in the event that the aforesaid legal lending limit or mandatory prohibition under applicable Law would be violated by reason of any Chautauqua Merger Transaction, Lender agrees to endeavor in good faith to restructure Lender's participation in the overall transaction on a basis reasonably acceptable to Lender; and

                           (7) the Borrower shall (1) at least 30 days prior to
                  such Chautauqua Merger Transaction have given written notice of such Chautauqua Merger Transaction to Security Trustee and Lender and (2) have delivered to Security Trustee and Lender
                  (A) a certificate signed by the President or any Vice President of Borrower stating that such Chautauqua Merger Transaction and the assumption agreement mentioned in CLAUSE
                  (3) of Section 7.7(a) above (if any) comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with and (B) an opinion of counsel (which shall be reasonably satisfactory to Lender and Security Trustee) to the effect that the assumption agreement mentioned in CLAUSE (3) of Section 7.7(a) above is, subject to normal assumptions, qualifications and exceptions, the duly authorized, valid and binding agreement of the Chautauqua Successor.

                           (b) Upon closing of the Chautauqua Merger Transaction
made in accordance with this Section 7.7, the Chautauqua Successor (if any) shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this Agreement and the other Operative Agreements to which the Borrower is a party with the same effect as if such Chautauqua Successor had been named as Borrower originally. No Chautauqua Merger Transaction shall have the effect of releasing Borrower or any Chautauqua Successor from liability in respect of this Agreement or any other Operative Agreements to which it is a party.

                           (c) The Borrower agrees that no Change in Control
shall occur before the earlier of (i) the expiration of the Commitment Period and of the Additional Commitment Period, and (ii) the transfer, by means of an Assignment or Securitization, of all or a Substantial Part of the Loan A, unless:

                           (1) the conditions specified in clauses (1), (2) and
                  (5) of Section 7.7(a) are satisfied; and

                           (2) either (x) Lender consents thereto, or (y) the
                  acquiring or controlling Person meets the requirements of sub-clauses (A) and (B) of clause (6) of Section 7.7(a).

                  The Borrower shall provide written notice of a Change in Control transaction to Security Trustee and Lender at least thirty (30) days prior to the closing of such transaction, such notice to be accompanied by a certificate signed by the President or any Vice President of the Borrower to the effect that such transaction will comply with this Section and that all conditions precedent provided for herein relating to such transaction will be complied with.

                  As used in this Section 7.7(c): "CHANGE IN CONTROL" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) occupation after the date hereof of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower as of the date hereof nor (ii) nominated by directors so nominated; or (c) Wexford Capital LLC ceases to be in Control of Borrower. "CONTROL" means the possession, direct or indirect, of the power to direct or to cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

         SECTION 8. EVENTS OF DEFAULT

                  8.1 EVENTS OF DEFAULT. If any of the following events shall occur and be continuing (an "EVENT OF DEFAULT"):

                           (a) (i) the Borrower shall fail to make any payment
of principal of or interest on the Loan A within 5 Business Days after the same shall become due; or (ii) the Borrower shall fail to make any payment when the same shall become due of any other amount due under this Agreement or the Security Agreement and such failure shall continue unremedied for 10 Business Days after the receipt by the Borrower of written notice from the Lender or the Security Trustee, as the case may be, of the failure to make such payment when due; or

                           (b) the Borrower shall fail to carry and maintain or
cause to be carried and maintained insurance on or with respect to the Aircraft in accordance with the provisions of Section 3.3(k) of the Security Agreement; or

                           (c) the Borrower shall fail to perform or observe any
other covenant or agreement to be performed or observed by it under this Agreement or any other Operative Agreements, and, in any such case, such failure shall continue unremedied for a period of 30 days after receipt by the Borrower of written notice thereof by the Lender or the Security Trustee, as the case may be; PROVIDED, HOWEVER, that if such failure is capable of being remedied, no such failure shall constitute an Event of Default for a period of 120 days after such notice so long as the Borrower is diligently proceeding to remedy such failure; or

                           (d) any representation or warranty made or deemed
made by the Borrower in, or pursuant to, any Operative Agreements shall prove to have been incorrect in any material respect on or as of the time made or deemed made, and such incorrectness shall continue to be material to the transactions contemplated hereby and unremedied for a period of 30 days after receipt by the Borrower of written notice thereof by the Lender or the Security Trustee, as the case may be; or

                           (e) a Bankruptcy Event shall have occurred and be
continuing with respect to the Borrower; or

                           (f) the Borrower shall default in making any payment
when due of any principal or interest or other amount under any Loan A (other than the Loan A) made pursuant to the Funding Agreement which is held in Substantial Part by a Brazilian Lender and as a result of such default such Loan A may be accelerated, unless both (i) such loan is no longer cross-collateralized by being included as a Secured Obligation under the Security Agreement and (ii) a Brazilian Lender no longer holds a Substantial Part of the Loan A; or

                           (g) with respect to a Leveraged Leasing Loan, the
Borrower shall default in the making of any payment when due of any Rent (as defined in any Relevant Lease Agreement under any Leveraged Leasing Loan) or other amount under any lease entered into pursuant to the Funding Agreement so long as such lease is collateral for a loan made under the Funding Agreement, which loan is then held in whole or in part by a Brazilian Lender and as a result of such default the loan secured by such lease may be accelerated and so long as a Brazilian Lender holds a Substantial Part of the Loan.

then, and in any such event, (A) if such event is an Event of Default specified in clause (e) of this Section 8.1, the Loan (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is another Event of Default, the Lender may, by written notice to the Borrower, declare the Loan (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable and the Lender and/or the Security Trustee may exercise the rights and remedies provided in the Security Agreement and the other Operative Agreements. Except as expressly provided above in this Section 8.1, presentment, demand, protest and all other notices of any kind are hereby expressly waived. Notwithstanding anything to the contrary contained in this Section 8.1, any failure of the Borrower to perform or observe any covenant, condition or agreement shall not constitute an Event of Default if such failure or error is caused solely by reason of an event referred to in the definition of Event of Loss so long as the Borrower is continuing to comply with all of the terms of Section 3.4 of the Security Agreement.

                  8.2 RESCISSION OF ACCELERATION. At any time after the Lender has declared the unpaid principal amount of the Notes to be due and payable and prior to the sale of any part of the Collateral pursuant to Section 5 of the Security Agreement, the Lender, by written notice to the Borrower and the Security Trustee, may rescind and annul such declaration and its consequences if: (i) there has been paid to or deposited with the Security Trustee an amount sufficient to pay all overdue installments of principal of, and interest on, the Notes and all other amounts owing by the Borrower under the other Operative Agreements, that have become due otherwise than by such declaration of acceleration, and (ii) all other Events of Default, other than nonpayment of principal or interest on the Notes that have become due solely because of such acceleration, have been cured or waived.

         SECTION 9. MISCELLANEOUS

                  9.1 AMENDMENTS AND WAIVERS. This Agreement or any terms hereof may only be amended, supplemented or modified with the prior written consent of Borrower and the Lender and, to the extent such amendment affects the interests of the Security Trustee, the Security Trustee. The Lender or the Security Trustee (acting at the direction of the Lender) may, from time to time, waive, on such terms and conditions as the Lender or the Security Trustee, as the case may be, may specify in such instrument, any of the requirements of this Agreement or any Event of Default and its consequences. In the case of any waiver the Borrower and the Lender shall be restored to their former positions and rights hereunder, and any Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent on such subsequent or other Event of Default. Any amendment or waiver effected in accordance with this
Section 9.1 shall be binding upon the Lender and any subsequent Lender, the Security Trustee and the Borrower.

                  9.2 NOTICES. (a) Any notice or communication of any kind in respect of this Agreement shall be deemed to have been received:

                                    (i) if made by airmail letter, ten days
                  after the relevant letter has been dispatched by registered airmail (postage prepaid) or on the date shown in the relevant receipt, whichever is earlier;

                                    (ii) if made by fax, upon receipt by the
                  sender of transmission confirmation; or

                                    (iii) if sent by overnight delivery service,
                  courier or in person (and a signed acknowledgment of receipt is obtained), when delivered.

                           (b) Any such notice or communication to a party
hereto shall be made in English, in writing, by registered mail, fax, telex or cable, as permitted under applicable Law, and shall be given as follows:

Borrower:                Chautauqua Airlines, Inc.
                         2500 S. High School Road
                         Suite 160
                         Indianapolis, IN 46241-4943
                         Attention:
                         Tel:  (317) 484-6000
                         Fax: (317) 484-6040

with a copy to:          Wexford Capital LLC
                         411 West Putnam Avenue, Suite 125
                         Greenwich, CT 06830
                         Attention: Jay Maymudes
                         Tel: (203) 862-7050
                         Fax: (203) 862-7350

Lender: Agencia Especial de Financiamento Industrial - FINAME c/o Area de Exportacao
                         Av. Republica do Chile, No. 100-18 andar
                         CEP 20139-900 - Rio de Janeiro - RJ
                         Brazil 20-139-900
                         Attention: Luciano Siani Pires -Gerente Executivo
                                    de Exportacoes
                         Tel: (011) 5521-277-7995
                         Fax: (011) 5521-220-8244
                              (011) 5521-262-1470

with a copy to
the Manufacturer:        Embraer - Empresa Brasileira de Aeronautica S.A.
                         Av. Brigadeiro Faria Lima, 2170
                         12227-901 Sao Jose do Campos, SP
                         Brazil
                         Attention: Senior Manager - Contracts
                         Tel: (011) 5512-345-1410
                         Fax: (011) 5512-345-1257

Security Trustee:        JPMorgan Chase Bank
                         Institutional Trust Services
                         450 West 33rd Street, 15th Floor
                         Attention:  Carol Ng
                         Tel:  (212) 946-7711
                         Fax:  (212) 946-8158/8159/8160

                           (c) Any party listed above may change its address and
the transmission numbers for notices by notice in the manner provided in this
Section 9.2.

                  9.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  9.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any document or certificate delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loan hereunder.

                  9.5 SUCCESSORS AND ASSIGNS. (a) (1) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and permitted assigns. Neither the Borrower nor the Lender shall assign or transfer (by operation of law or otherwise, directly or indirectly, including by merger, consolidation, or conveyance of substantially all of its assets) their respective rights or obligations under this Agreement or the Notes, including any participation in the Notes involving the transfer by the Lender of voting rights to, or the creation of contractual privity between the Borrower and any such participant in the Notes.

                  (2) Nothwithstanding the foregoing, the Borrower may assign or transfer (as aforesaid) all (but not less than all) of its rights and obligations under this Agreement and the other Operative Agreements in connection with a transaction of merger, consolidation or transfer of all or substantially all its assets made in compliance with all of the conditions set forth in Section 7.7 hereof.

                           (b) (1) Notwithstanding paragraph (a)(1) of this
Section 9.5, the Lender may assign or transfer (as aforesaid) all (but not less than all) of its rights and obligations under this Agreement and the other Operative Agreements if all of the following conditions are met: [*](ii) the Lender concurrently assigns to the assignee of this Agreement all of its rights and obligations under the other Operative Agreements to which it is a party,
(iii) the Borrower will not be obligated to pay any amount under any Operative Agreements in excess of the amount that would have been payable to the Lender had such assignment not occurred, (iv) the assignee enters into an assumption agreement or agreements whereby the assignee confirms that it shall be deemed a party to such Operative Agreements and agrees to be bound by all of the terms of, and to undertake all of the obligations of, the Lender contained in the Operative Agreements, and in

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which the assignee makes representations and warranties as to immunities substantially equivalent to those of the Lender contained herein, (v) unless an Event of Default has occurred and is continuing, the Borrower is given 30 days written notice in advance of such assignment or transfer (or such lesser period of notice as is reasonably practicable under the circumstances), (vi) the Lender delivers to the Borrower on or prior to the date of such assignment the certificate of a duly authorized Director or the President of the Lender to the effect that each of the conditions set forth in clauses (i), (ii), (iii), (iv) and (v) of this paragraph (b) has been complied with as of the date of such assignment, (vii) the Lender delivers to the Borrower an opinion or opinions of counsel reasonably acceptable to the Borrower to the effect that the assumption agreement referred to in clause (iv) has been duly authorized, executed and delivered by the assignee and is enforceable against the assignee in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally or by general principles of equity and (viii) unless an Event of Default has occurred and is continuing, the Lender agrees to reimburse the Borrower for all reasonable and documented out-of-pocket costs and expenses incurred by it in connection with such assignment or transfer by the Lender.

                  (2) Notwithstanding paragraph (a)(1) of this Section 9.5 and subject to Section 9.5(d)(iv), the Lender may assign or transfer (as aforesaid) in whole or in part its rights and obligations under this Agreement and the other Operative Agreements (any such transaction, an "ASSIGNMENT"); PROVIDED that all the conditions under this clause (2) are met. Any such Assignment may be made by the [*] Lender to an assignee as part of a securitization transaction involving the Loan in whole or in part (a "SECURITIZATION"). With respect to any Assignment:

                                    (i) each party hereto agrees that, with
                  respect to a Securitization, a special purpose entity (an "SPV") organized in a manner acceptable to the placement agents, rating agencies and other participants in the transaction shall be an acceptable successor Lender under the Operative Agreements (it being understood that such SPV may only have nominal capitalization) with the result that neither Lender nor BNDES will be responsible for the performance of the obligations of the Lender under the Operative Agreements with respect to the period after the date of assignment to the extent the SPV assumes such obligations;

                                    (ii) The Borrower agrees that, with respect
                  to a Securitization, solely involving loans made under the Funding Agreement, in connection with an optional prepayment of the Loan A by the Borrower after the date of such Securitization the Borrower will agree to pay, to the extent that the principal amount of the Loan A is insufficient to repay the principal amount of the SPV's securities corresponding to such principal amount of the Loan A plus a market-based make-whole premium (calculated with a discount rate not less than the prevailing yield on U.S. Treasury securities having approximately the same average life as the average life of the SPV's securities without any margin) on such principal amount of the SPV's securities, an amount equal to such deficiency;

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                                       32

                                    (iii) each party hereto agrees that the
                  Operative Agreements, closing documents and legal opinions may be disclosed to the rating agencies, underwriters, investors, agents and trustees and other parties in the Assignment, and their respective counsel, insurance brokers, auditors, agents and advisors who agree to hold such information confidential;

                                    (iv) each party hereto agrees that the
                  transaction may be structured in a manner determined by the Lender and its advisors within the parameters of this clause
                  (b)(2) to include the possibility in a Securitization of a pre-funded structure in which the Lender continues to initially finance the Loan;

                                    (v) each party hereto agrees that the SPV
                  may create a perfected lien on the Loan Agreement and related Operative Agreements to secure the indebtedness of the SPV to its lenders; and

                                    (vi) The Borrower agrees to name the SPV (or
                  other successor Lender) an additional insured on liability insurance and as an indemnitee with respect to indemnifications contained in the Operative Agreements, and to continue to name the Security Trustee as loss payee on hull insurance.

                  (3) At the request of Lender, the Borrower agrees to cooperate reasonably with any Assignment that is structured and proposed to be documented reasonably in light of market standards, PROVIDED that (i) the Borrower's obligations under the Operative Agreements shall not be increased as a result of any such transaction (except to the extent provided in paragraph d(iv) below), (ii) the Lender pays all reasonable out-of-pocket costs and expenses of the Borrower (including reasonable fees and disbursements of outside counsel to the Borrower, subject to such counsel providing estimate and periodic reports and invoices) in connection with an Assignment, and (iii) in a Securitization, the [*]Lender agrees to indemnify the Borrower for any liabilities, obligations, losses or damages incurred by the Borrower as a result of such Assignment (except to the extent provided in paragraph d(iv) below), subject to normal exceptions. The Borrower's agreement to cooperate reasonably with Assignments that are structured and proposed to be documented reasonably in light of market standards shall include the following, in each case with respect to not more than one Assignment per calendar year:

                                    (A) to make available to the underwriters
                           (or investors, as applicable) a reasonable opportunity to conduct customary due diligence with respect to the Borrower (and its Subsidiaries, if applicable);

                                    (B) if requested by the Lender, to provide
                           customary legal opinions and accountants' comfort letters and to consider in good faith such amendments to the Operative Agreements as may be reasonably requested by the Lender in order to close the Assignment in the then current market conditions, such possible amendments to include adjustments of payment dates to facilitate the Assignment; and

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                                    (C) to make good faith efforts to
                           accommodate the timing of such Assignment proposed by the Lender, PROVIDED that the Borrower shall not be obligated to cooperate in any such Assignment if Lender's proposed timing would interfere with another similar financing transaction proposed by the Borrower, PROVIDED, FURTHER, that the Borrower shall be available to cooperate in at least one such Assignment per calendar year on a timing basis reasonable for such an Assignment.

                           (c) With respect to the non-economic covenants of the
Borrower in the Operative Agreements, it is agreed by the parties hereto that such provisions shall be amended, at the request of the Lender, prior to any Assignment involving an assignment or transfer of the Loan A in its entirety, in order to reflect either the agreement of the parties with respect to such provision after an Assignment as set forth in the Operative Agreements, or if no such agreement is set forth in the Operative Agreements, the then current market standard for transactions similar to the proposed Assignment which have been closed by the Borrower within twelve (12) months prior to the proposed Assignment.

                           (d) (i) The Lender may, in the ordinary course of its
                  business and in accordance with applicable Law, at any time sell to one or more banks or other entities ("LOAN PARTICIPANTS") participating interests in any Note issued to Lender, and such Lender's related rights and/or obligations under the other Operative Agreements. In the event of any such sale by a Lender of a participating interest to a Loan Participant, such Lender's obligations under the other Operative Agreements to the other parties thereto shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of such Note for all purposes under the Operative Agreements, and the Borrower and the Security Trustee shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Operative Agreements.

                           (ii) The Lender further agrees that any Assignment
                  will be subject to the provisions of clauses (iv) (with respect to the Loan, or the portion thereof transferred, as the case may be), (v), (vi) (as to clauses (iv) and (v)) and
                  (viii) of Subsection 9.5(b)(1); PROVIDED, HOWEVER, that no transferee (in an Assignment or Securitization) will be obligated to assume the liabilities of the transferring Lender with respect to its indemnities, misrepresentations or failure to perform covenants hereunder or under the other Operative Agreements . Notwithstanding the preceding proviso, each transferring Lender [*] will retain and will not be relieved of any of its liabilities referred to in the preceding proviso.

                           (iii) The Lender further agrees that it will not
                  transfer the Loan or the Notes or interest therein in violation of the U.S. federal or applicable state or foreign securities Law. The Lender agrees that it will not sell, assign, convey, exchange or otherwise transfer the Loan or the Notes or any interest in, or represented by, the Loan or Notes unless (it being understood that if the transferee is the SPV, this provision shall not apply to the transfer to the SPV, but rather to the acquiror of securities issued by the SPV) (the "SPV SECURITIES"):

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                  (A) the proposed transferee either (w) provides a written
         representation to the Borrower, or (x) is deemed to represent by acquisition of the SPV Securities or the Notes or interest therein that either (a) no portion of the funds it uses to purchase, acquire and hold the Notes or interest therein or SPV Securities (as applicable) constitutes, or may be deemed under the Code or ERISA or any regulations or rules thereunder to constitute, the assets of any Plan subject to Title I of ERISA or Section 4975 of the Code, or (b) the transfer and subsequent holding of the Notes or interest therein or SPV Securities (as applicable) shall not involve and or give rise to a transaction that constitutes a prohibited transaction within the meaning of Section 406(a) of ERISA or Section 4975(c)(1)(A)-(D) of the Code involving the Borrower (other than a transaction that is exempted from the prohibitions of such sections by applicable provisions of ERISA or the Code or administrative exemptions or regulations issued thereunder); and

                  (B) each subsequent transferee is obligated to also make the representation or deemed representations described in clause (A) above.

         Notwithstanding the foregoing, a proposed transferee shall only be permitted to make the "deemed" representation described above, rather than the "written" representation described above, if the proposed transferee is acquiring the SPV Securities or the Notes or interest therein (as applicable)
(y) in connection with a registered public offering or an offering pursuant to Securities Act of 1933 Rule 144A (or any successor rules) (a "BROAD BASED OFFERING") (as distinguished from a privately negotiated private placement) or
(z) in connection with a subsequent transfer of such SPV Securities or the Notes or interest therein (as applicable) following a previous Broad Based Offering.

         If the proposed transferee is the SPV, the SPV shall provide the Borrower with a written representation to the effect that, based upon, and subject to the accuracy of the representations made by the acquirors of the SPV Securities described above, either (a) no portion of the funds it uses to purchase, acquire and hold the Notes or interest therein constitutes, or may be deemed under the Code or ERISA or any regulations or rules thereunder to constitute, the assets of any Plan subject to Title I of ERISA or Section 4975(c)(1) of the Code or (b) the transfer and subsequent holding of the Notes or interest therein shall not involve or give rise to a transaction that constitutes a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code involving the Borrower (other than a transaction that is exempted from the prohibitions of such sections by applicable provisions of ERISA or the Code or administrative exemptions or regulations issued thereunder).

                                    (iv) In the event that the Loan is
                  transferred by the Lender to a transferee [*], such transferee shall not be entitled to any greater payments with respect to withholding Tax than the Lender would have been entitled to absent the transfer, PROVIDED, HOWEVER, that in the case of a Lender organized in a Tax Treaty Country, the transferee shall be entitled to indemnification for withholding Taxes that would be subject to indemnification absent this Section 9.5(d)(iv) [*], PROVIDED that (A) such Lender delivers (upon written request of the Borrower) a properly completed IRS Form W-8BEN or W-8ECI (or successor forms) evidencing an exemption from U.S. Withholding Tax unless such Lender is not entitled to deliver such form [*], and (B) a change in the income tax treaty

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                  between the United States and such country which had been
                  proposed prior to the transfer date or a change in the nature of an anti-treaty shopping or limitation on benefits provision, shall not constitute a change in law and PROVIDED, FURTHER, that, [*], to the extent such transferee would be subject to U.S. Withholding Taxes on the date of the transfer, the Borrower shall not be liable for such U.S. Withholding Taxes.

                                    (v) the Borrower or its agent shall maintain
                  a register (the "REGISTER") for the recordation of the names and addresses of the owners of the Loan and the promissory notes thereunder and the principal amounts owing to such owners. Pursuant to the Security Agreement the Security Trustee agrees to maintain the Register as agent for and on behalf of the Borrower. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, its agent and the Lender may treat any person whose name is recorded in the Register as the owner of any interest in the Loan and the promissory notes thereunder recorded therein for all purposes of this Loan Agreement and the other Operative Agreements. Upon the receipt of notice from any owner of any interest in the Loan and the promissory notes thereunder of any transfer of any such interest in the Loan and the promissory notes thereunder in compliance with the provisions of this Section 9.5, the Borrower or its agent shall record such transfer in the Register and give notice of such recordation to the owner and transferee of any such interest in the Loan and the promissory notes thereunder.

                  Notwithstanding the foregoing, the Security Trustee shall not be required to register the transfer of the Loan (in whole or in part) and the applicable promissory notes thereunder unless it shall have received a certificate from the Borrower or the Lender to the effect that all conditions to such transfer set forth in Section 9.5 hereof have been complied with (provided that this sentence shall in no way diminish Lender's obligations under this Section 9.5 with respect to any transfer).

                  The transfer of the right to principal of, and interest on, the Loan will be effective only upon (i) notice to the Borrower or its agent of such transfer and (ii) recordation of such transfer in the Register.

                  9.6 [OMITTED]

                  9.7 CONTRACTUAL CURRENCY. (a) This is an international transaction in which the specification of the currency of payments is of the essence. Except as otherwise provided herein, each payment under this Agreement will be made in Dollars (the "CONTRACTUAL CURRENCY"). Any obligation to make payments under this Agreement or any other Operative Agreements in the Contractual Currency will not be, to the extent permitted by applicable Law, discharged or satisfied by any tender in any currency other than the Contractual Currency (unless otherwise specified herein or therein).

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                           (b) To the extent permitted by applicable Law, rule
or regulation, if any judgment or order expressed in a currency other than the Contractual Currency is rendered for the payment of any amount owing in respect of this Agreement or any other Operative Agreements or in respect of a judgment or order of another court for the payment of any amount owing in respect of this Agreement or any other Operative Agreements, the party to which such payment is owed, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency (and will refund promptly to the other party any excess of the Contractual Currency received by such party) if such shortfall (or such excess) arises or results from any variation between (i) the rate of exchange at which the currency of the judgment or order is converted into the Contractual Currency on the date of entry of such judgment or order and (ii) the rate of exchange at which such party is able to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

                  9.8 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, to the extent permitted by law, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  9.9 INTEGRATION. This Agreement and the other Operative Agreements represent the agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower or the Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Operative Agreements.

                  9.10 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  9.11 SUBMISSION TO JURISDICTION; WAIVERS. (a) Each of the Borrower and the Lender hereby irrevocably and unconditionally:

                                    (i) submits for itself and its property in
                  any legal action or proceeding relating to this Agreement and the other Operative Agreements to which it is a party to the jurisdiction of the Courts of the State of New York sitting in the City of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                                    (ii) agrees that any suit, action or
                  proceeding with respect to this Agreement or the transactions contemplated hereby may be brought only in such courts and waives any objection that it may now or hereafter have to the jurisdiction or venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same by way of motion as a defense or otherwise;

                                    (iii) agrees that nothing herein shall
                  affect the right to effect service of process in any manner permitted by law in addition to the provisions of Section 9.11(b);

                                    (iv) waives, to the maximum extent not
                  prohibited by law, any right it may have to claim or recover in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby any special, exemplary, punitive or consequential damages; and

                                    (v) agrees that, to the fullest extent
                  permitted by applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                           (b) The Lender hereby irrevocably and unconditionally
appoints, at the Borrower's expense, National Registered Agents, Inc. (the "LENDER PROCESS AGENT"), located at 440 9th Avenue, 5th Floor, New York, New York 10001, as its agent to receive on behalf of the Lender and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any court of the State of New York sitting in the City of New York or court of the United States of America for the Southern District of New York and, if for any reason such Lender Process Agent (or any successor Lender Process Agent) is unable to act as such, will promptly notify the Borrower and will within 30 days appoint a successor Lender Process Agent in the City of New York (which successor Lender Process Agent shall accept such appointment in a writing reasonably satisfactory to the Borrower prior to the termination for any reason of the appointment of the predecessor Lender Process Agent). In any action or proceeding in any court of the State of New York sitting in the City of New York or court of the United States of America for the Southern District of New York, such service may be made on the Lender by delivering a copy of such process to the Lender in care of the appropriate Lender Process Agent at such Lender Process Agent's address. The Lender hereby also irrevocably and unconditionally authorizes and directs such Lender Process Agent to accept such service on its behalf.

                           (c) The Borrower hereby irrevocably and
unconditionally agrees that service of process upon it in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 9.2 hereof or at such other address of which the Lender shall have been notified pursuant thereto.

                  9.12 WAIVER OF IMMUNITIES. The Lender agrees that, to the extent that the Lender or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from (a) any legal action, suit, arbitration proceeding or other proceeding, (b) set-off or counterclaim, (c) the jurisdiction of any court of competent jurisdiction, (d) service of process, (e) relief by way of injunction, order for specific performance or for recovery of property, (f) attachment of its assets prior to judgment or after judgment,

(g) attachment in aid of execution or levy, (h) execution or enforcement of any decree or judgment, (i) judgment or jurisdiction or from any other legal process in any jurisdiction, the Lender, for itself and its property, does, to the full extent permitted by applicable law, rule or regulation, hereby irrevocably and unconditionally waive all rights to, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the other Operative Agreements, or the subject matter hereof or thereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions or under any statute, including the Foreign Sovereign Immunities Act of 1976 of the United States of America. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against the Lender with respect to this Agreement.

                  9.13 WAIVERS OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

                  9.14 CONFIDENTIALITY. Each of the Borrower and the Lender agrees to keep confidential all non-public information provided to it pursuant to or in connection with this Agreement, the other Operative Agreements and the transactions contemplated hereby or thereby ("CONFIDENTIAL INFORMATION"); PROVIDED that nothing herein shall prevent either party hereto from disclosing any such information (i) to its employees, directors, agents, attorneys, accountants and other professional advisors in which case such persons will be advised of the confidential nature of the information so disclosed and will be required to keep such information confidential; (ii) to the Manufacturer, Security Trustee, or BNDES, following the occurrence of an Event of Default or as otherwise provided in the Operative Agreements, (iii) upon the demand of any Government Entity having jurisdiction over such party, or in response to any order of any court or other Government Entity or as may otherwise be required pursuant to any requirement of Law, after providing the other party with prompt notice of such request, demand, order or other requirement so that such party may seek an appropriate protective order and after making reasonable efforts to resist disclosure, (iv) in connection with the exercise of any remedy hereunder or under the other Operative Agreements, (v) as permitted in Section 9.5(b) in connection with an Assignment or Securitization, (vi) in the situations foreseen in article 38 of Law 4,595 of December 31, 1964 of Brazil or at the request of the Federal Public Administration or the Accounting Court of Brazil (TRIBUNAL DE CONTAS DA UNITAO), in which case the requesting entities will be advised of the confidential nature of the information so disclosed, (vii) if required by the terms of any Operative Agreements or (viii) if the other party gives its prior written consent.

                  9.15 PAYMENT OF EXPENSES AND COSTS. Except as provided in
Section 9.5(b), the Borrower agrees (a) to pay or reimburse the Lender and the Security Trustee for all their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Operative Agreements, and any amendment, supplement or modification of this Agreement or any other Operative Agreements requested by the Borrower, including, without limitation, the reasonable fees and disbursements of counsel to the Lender and the Security Trustee and translation and registration fees, and (b) to pay or reimburse the Lender and the Security Trustee on demand for all their reasonable and documented costs and expenses incurred in connection with the enforcement of any rights under this Agreement and the other Operative Agreements to which the Borrower is a party, including, without limitation, any translation and registration costs necessary for the enforcement of any Operative Agreements to which the Borrower is a party, and the reasonable fees and disbursements of counsel to the Lender and of counsel to the Security Trustee and (c) to pay, indemnify, and hold the Lender and the Security Trustee harmless from any and all United States recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, such United States recording and filing fees, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and the other Operative Agreements to which the Borrower is a party. Anything in this Section
9.15 notwithstanding, if any loan fails to be disbursed as a result of the failure of the Lender to act in good faith to fulfill its obligations or otherwise to comply with the terms of this Agreement or any other Operative Agreements, the Lender shall bear and pay its own fees, costs and expenses (including, without limitation, the fees and expenses of its counsel) relating to such loan.

                  9.16 GENERAL INDEMNITY. (a) INDEMNITY. Borrower shall indemnify, protect, defend and hold harmless each Indemnitee from, against and in respect of, and shall pay on an After-tax Basis, any and all Expenses of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any Indemnitee, relating to, resulting from, or arising out of or in connection with, any one or more of the following:

                                    (i) The Operative Agreements, the
                  transactions contemplated thereby, and the enforcement of any of the terms thereof;

                                    (ii) The Aircraft, the Airframe, any Engine
                  or any Part, including, without limitation, with respect thereto, (i) the manufacture, design, purchase, acceptance, non-acceptance or rejection, ownership, registration, re-registration, deregistration, delivery, non-delivery, lease, sublease, assignment, possession, use or non-use, operation, maintenance, testing, repair, overhaul, condition, alteration, modification, addition, improvement, storage, airworthiness, replacement, repair, sale, substitution, return, abandonment, redelivery or other disposition of the Aircraft, any Engine or any Part, (ii) any claim or penalty arising out of violations of applicable Laws by Borrower (or any Permitted Lessee), (iii) tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive or imputed), (iv) death or property damage of passengers, shippers or others, (v) environmental control, noise or pollution and (vi) any Liens in respect of the Aircraft, any Engine or any Part; and

                                    (iii) Any breach of or failure to perform or
                  observe, or any other noncompliance with, any covenant or agreement or other obligation to be performed by Borrower under any Operative Agreements, or the falsity of any representation or warranty of Borrower in any Operative Agreements.

                           (b) Exceptions. Notwithstanding anything contained in
Section 9.16(a), Borrower shall not be required to indemnify, protect, defend and hold harmless any Indemnitee pursuant to Section 9.16(a) in respect of any Expense of such Indemnitee:

                                    (i) For any Taxes or a loss of Tax benefit,
                  whether or not Borrower is required to indemnify therefor pursuant to the Operative Agreements provided, however, this
                  Section 9.16(b)(i) shall not apply to any Taxes taken into account in making any payment on a net After-tax Basis or any claims of the Security Trustee (other than claims with respect to Taxes on fees payable to the Security Trustee);

                                    (ii) With respect to any Indemnitee (other
                  than the Security Trustee) except to the extent attributable to acts or events occurring prior thereto, acts or events (other than acts or events related to the performance or failure to perform by Borrower of its obligations pursuant to the terms of the Operative Agreements) that occur after the Lender is required to direct the Security Trustee to release the Collateral pursuant to Section 2.8 of this Agreement.

                                    (iii)   [*]

                                    (iv)    [*]

                                    (v)     [*]

                                    (vi)    [*]

                                    (vii)   [*]

                                    (viii)  [*]

                                    (ix)    [*]

                                    (x)     [*]

                                    (xi)    [*]

                                    (xii) If another provision of a Operative
                  Agreements specifies the extent of Borrower's responsibility or obligation with respect to such Expense, to the extent arising from other than failure of Borrower to comply with such specified responsibility or obligation;

                                    (xiii)  To the extent it is an expense
                  dealt with in Section 9.15;

                                    (xiv)   [*]

                                    (xv) With respect to any Indemnitee (other
                  than the Security Trustee) to the extent attributable to a Lender Lien or with respect to any Indemnitee to the extent attributable to a Security Trustee Lien; and

                                    (xvi)   [*].

         For purposes of this Section 9.16, a Person shall be considered a "related" Indemnitee with respect to an Indemnitee if such Person is an Affiliate or employer of such Indemnitee, a

---------
* Confidential
director, officer, employee, agent, or servant of such Indemnitee or any such Affiliate or a successor or permitted assignee of any of the foregoing.

                           (c) SEPARATE AGREEMENT. This Agreement constitutes a
separate agreement with respect to each Indemnitee and is enforceable directly by each such Indemnitee.

                           (d) NOTICE. If a claim for any Expense that an
Indemnitee shall be indemnified against under this Section 9.16 is made, such Indemnitee shall give prompt written notice thereof to Borrower. Notwithstanding the foregoing, the failure of any Indemnitee to notify Borrower as provided in this Section 9.16 shall not release Borrower from any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure results in an additional Expense to Borrower (in which event Borrower shall not be responsible for such additional Expense) or materially impairs Borrower's ability to contest such claim.

                           (e) Notice of Proceedings; Defense of Claims;
Limitations.

                                    (i) In case any action, suit or proceeding
                  shall be brought against any Indemnitee for which Borrower is responsible under this Section 9.16, such Indemnitee shall notify Borrower of the commencement thereof and Borrower may, at its expense, participate in and to the extent that it shall wish (subject to the provisions of the following paragraph), assume and control the defense thereof and, subject to Section 9.16(e)(iii), settle or compromise the same.

                                    (ii) Borrower or its insurer(s) shall have
                  the right, at its or their expense, to investigate or, if Borrower or its insurer(s) shall agree in writing not to dispute liability to the Indemnitee giving notice of such action, suit or proceeding under this Section 9.16 for indemnification hereunder or under any insurance policies pursuant to which coverage is sought, control the defense of, any action, suit or proceeding, relating to any Expense for which indemnification is sought pursuant to this Section 9.16, and each Indemnitee shall cooperate with Borrower or its insurer(s) with respect thereto; PROVIDED, that Borrower shall not be entitled to control the defense of any such action, suit, proceeding or compromise any such Expense (i) during the continuance of any Event of Default (except during the Section 1110 Period), (ii) if such proceedings would entail a material risk of the sale, forfeiture or loss of the Aircraft, (iii) if such proceedings would entail a risk of criminal liability or greater than de minimis risk of material civil penalties being imposed on such Indemnitee, or (iv) if an actual or potential material conflict of interest exists making it advisable in the good faith opinion of such Indemnitee (on the basis of prevailing standards of professional responsibility) for such Indemnitee to be represented by separate counsel In connection with any such action, suit or proceeding being controlled by Borrower, such Indemnitee shall have the right to participate therein, at its sole cost and expense, with counsel reasonably satisfactory to Borrower; PROVIDED, that such Indemnitee's participation does not, in the reasonable opinion of the independent counsel appointed by the Borrower or its insurers to conduct such proceedings, interfere with the defense of such case.

                                    (iii) In no event shall any Indemnitee enter
                  into a settlement or other compromise with respect to any Expense without the prior written consent of Borrower, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 9.16.

                                    (iv) In the case of any Expense indemnified
                  by the Borrower hereunder which is covered by a policy of insurance maintained by Borrower pursuant to the Security Agreement, at Borrower's expense, each Indemnitee agrees to cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Expense as may be required to retain the benefits of such insurance with respect to such Expense.

                                    (v) If an Indemnitee is not a party to this
                  Agreement, Borrower may require such Indemnitee to agree in writing to the terms of this Section 9.16 prior to making any payment to such Indemnitee under this Section 9.16.

                                    (vi) Nothing contained in this Section 9.16
                  shall be deemed to require an Indemnitee to contest any Expense or to assume responsibility for or control of any judicial proceeding with respect thereto.

                           (f) INFORMATION. Borrower will provide the relevant
Indemnitee with such information not within the control of such Indemnitee, as is in Borrower's control or is reasonably available to Borrower, which such Indemnitee may reasonably request and will otherwise cooperate with such Indemnitee so as to enable such Indemnitee to fulfill its obligations under
Section 9.16. The Indemnitee shall supply Borrower with such information not within the control of Borrower, as is in such Indemnitee's control or is reasonably available to such Indemnitee, which Borrower may reasonably request to control or participate in any proceeding to the extent permitted by Section 9.16.

                           (g) EFFECT OF OTHER INDEMNITIES; SUBROGATION; FURTHER
ASSURANCES. Upon the payment in full by Borrower of any indemnity provided for under this Agreement, Borrower, without any further action and to the full extent permitted by Law, will be subrogated to all rights and remedies of the person indemnified (other than with respect to any of such Indemnitee's insurance policies) in respect of the matter as to which such indemnity was paid. Each Indemnitee will give such further assurances or agreements and cooperate with Borrower to permit Borrower to pursue such claims, if any, to the extent reasonably requested by Borrower and at Borrower's expense.

                           (h) EXPENSES. For the purposes of this Section 9.16,
"EXPENSES" shall mean any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs or expenses of whatsoever kind and nature and shall include all reasonable out-of-pocket costs, disbursements and expenses (including reasonable fees and disbursements of legal counsel, accountants, appraisers, inspectors or other professionals, and costs of investigation).

                           (i) [*].

---------
* Confidential

                           (j) PRIMARY OBLIGOR. The Borrower's obligations under
this Section 9.16 shall be those of a primary obligor whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of this Loan Agreement, or any other document or instrument, and the Person seeking indemnification from the Borrower pursuant to any provision of this Loan Agreement may proceed directly against the Borrower without first seeking to enforce any other right of indemnification.

                           (k) WAIVER OF CERTAIN CLAIMS. The Borrower hereby
waives and releases any Expense now or hereafter existing against any Indemnitee arising out of death or personal injury to personnel of the Borrower, loss or damage to property of the Borrower, or the loss of use of any property of the Borrower, which results from or arises out of the condition, use or operation of the Aircraft, including, without limitation, any latent or patent defect whether or not discoverable.

                           (l) REFUNDS. If an Indemnitee receives any refund, in
whole or in part, with respect to any Expense paid by Borrower hereunder, such Indemnitee will [*] promptly pay the amount refunded (but not an amount in excess of the amount Borrower or any of its insurers has paid in respect of such Expense) over to Borrower unless an Event of Default, Payment Default, or, except during the Section 1110 Period, Bankruptcy Default shall have occurred and be continuing, in which case such amounts shall be paid over to the Security Trustee to hold as security for Borrowers's obligations under the Operative Agreements or, if requested by Borrower, applied to satisfy such obligations.

                  9.17 INSTRUCTION TO SECURITY TRUSTEE. The Lender hereby acknowledges that it is familiar with and agrees to all the terms and provisions of the Security Agreement and directs the Security Trustee to enter into and deliver the Security Agreement and to perform its obligations thereunder.

                  9.18 NOTICES, INSTRUCTIONS, CONSENTS, EXECUTION AND WAIVER. Whenever the provisions of this Agreement or any Operative Agreements require or permit notice from or to, instructions from, consent of, execution of any amendment, supplement, modification, instrument, certificate or other document by, or a waiver by, the Lender, the notice from or to, instruction from, consent of, execution by or waiver by, the holders on the date of such notice, instruction, consent, execution or waiver of more than 50% in interest of the principal amount of the Note A then outstanding shall be considered notice from or to, instruction from, consent of, execution by or waiver by, the Lender and shall be binding upon any present or subsequent Lender; PROVIDED, however, that without the consent of each holder at the time thereof affected thereby, no amendment, supplement, consent or waiver shall:

                           (1) change the final maturity of any Notes, or change
                  the dates or amounts of payment of any installment of the principal of or interest on any Notes, or reduce the principal of or interest on any Notes, or change to a location outside the United States of America the place of payment where, or the coin or currency in which, the principal amount of any Notes is payable; or

---------
* Confidential

                           (2) create any Lien with respect to the Collateral
                  except such as are permitted by the Security Agreement, or deprive any such holder of the benefit of the Lien on the Collateral created by the Security Agreement; or

                           (3) modify the provisions of this Section 9.18; or

                           (4) adversely affect any indemnities in favor of
                  such holder.

                  9.19 EXECUTION OF FINANCING STATEMENTS. Pursuant to any applicable Law, the Borrower authorizes the Security Trustee (which shall be deemed a permissive right and not an obligation) to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Borrower in such form and in such offices as the Security Trustee and the Lender determine appropriate to perfect the security interests of the Security Trustee under this Agreement and the other Operative Agreements.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   CHAUTAUQUA AIRLINES, INC.


                                   By: ___________________________________
                                       Name:
                                       Title:


                                   AGENCIA ESPECIAL DE FINANCIAMENTO
                                     INDUSTRIAL - FINAME


                                   By: ___________________________________
                                       Name:
                                       Title:


                                   By: ___________________________________
                                       Name:
                                       Title:


WITNESS:

_________________________


_________________________

                                                                      SCHEDULE I
                                                               TO LOAN AGREEMENT

                            PAYMENT DATES AND AMOUNTS

                                NOTE A AND NOTE B

                                [attached hereto]

                                                                       ANNEX B-1
                                                               TO LOAN AGREEMENT

                            [Form of] PROMISSORY NOTE

                                     NOTE A

                    THIS NOTE A HAS NOT BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                  AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE
               DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN
                     EFFECT OR PURSUANT TO AN EXEMPTION FROM
                           REGISTRATION UNDER SAID ACT
                  THIS NOTE A IS SUBJECT TO CERTAIN ADDITIONAL
                      RESTRICTIONS ON TRANSFER SET FORTH IN
                        SECTION 9.5 OF THE LOAN AGREEMENT
                               REFERRED TO BELOW.

                            ISSUED IN CONNECTION WITH

                      ONE EMBRAER EMB-145 LR AIRCRAFT WITH
                       MANUFACTURER'S SERIAL NUMBER 145435
                       AND INITIALLY BEARING UNITED STATES
                         FEDERAL AVIATION ADMINISTRATION
                             REGISTRATION NO. N285SK
                    AND TWO ALLISON AE3007A1P-SERIES ENGINES

[*]                                       New York, New York
                                          January 17, 2002


          FOR VALUE RECEIVED, the undersigned, Chautauqua Airlines, Inc., a New York corporation (the "BORROWER"), hereby unconditionally promises to pay to Agencia Especial de Financiamento Industrial-Finame (the "LENDER") in lawful money of the United States of America and in immediately available funds, the principal amount of [*], or, if less, the unpaid principal amount of Loan A made by the Lender pursuant to Section 2.1 of the Loan Agreement, as hereinafter defined. The principal amount of Loan A, and accrued interest thereon, shall be paid in installments consisting of principal and interest payable on each Payment Date in the amount in Dollars set forth in Schedule 1 to the Loan Agreement for such Payment Date, as provided in Section 2.2 of the Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), (CH-285SK) dated as of December 27, 2001, between the Borrower and the Lender.

          The holder of this Note A is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part

---------
* Confidential
hereof the date and amount of the Loan and the date and amount of each payment or prepayment of principal and each payment of interest with respect thereto. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of the Loan.

          This Note A (a) is the Note A referred to in the Loan Agreement, (b) is subject to the provisions of the Loan Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement. This Note A is secured as provided in the Operative Agreements. Reference is hereby made to the Operative Agreements for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security provided, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note A in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note A may be declared to be, or under certain circumstances shall become, immediately due and payable, all as provided in the Loan Agreement.

          Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

          Each holder hereof, by its acceptance of this Note A, agrees to be bound by and to observe the provisions of the Loan Agreement and the other Operative Agreements applicable to the Lender.

          The Lender may not sell, assign, pledge or otherwise transfer all or any portion of this Note A or any interest in this Note A including any participation in this Note A except in connection with an assignment of the Loan Agreement in accordance with the terms thereof.

         THIS NOTE A SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                      CHAUTAUQUA AIRLINES, INC.


Witnesses:                            By: _________________________________

________________________              Name: _______________________________

________________________              Title: ______________________________

Schedule A
to Promissory Note
------------------

THE LOAN AND REPAYMENT OF THE LOAN

---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
Payment              Date       Amount of Loan      Amount of      Unpaid Principal      Amount of       Notation
No.                                              Principal Repaid   Balance of Loan    Interest Paid     Made By
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(1)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(2)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(3)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(4)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(5)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(6)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(7)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(8)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(9)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(10)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(11)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(12)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(13)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(14)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(15)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(16)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(17)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(18)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(19)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(20)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(21)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(22)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(23)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(24)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(25)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(26)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(27)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(28)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(29)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(30)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(31)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------
(32)
---------------- ------------- ----------------- ----------------- ------------------ ---------------- -------------

                                                                       ANNEX B-2
                                                               TO LOAN AGREEMENT

                            [Form of] PROMISSORY NOTE

                                     NOTE B

                    THIS NOTE B HAS NOT BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                  AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE
               DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN
                     EFFECT OR PURSUANT TO AN EXEMPTION FROM
                           REGISTRATION UNDER SAID ACT
                  THIS NOTE B IS SUBJECT TO CERTAIN ADDITIONAL
                      RESTRICTIONS ON TRANSFER SET FORTH IN
                        SECTION 9.5 OF THE LOAN AGREEMENT
                               REFERRED TO BELOW.

                            ISSUED IN CONNECTION WITH

                      ONE EMBRAER EMB-145 LR AIRCRAFT WITH
                       MANUFACTURER'S SERIAL NUMBER 145435
                       AND INITIALLY BEARING UNITED STATES
                         FEDERAL AVIATION ADMINISTRATION
                             REGISTRATION NO. N285SK
                    AND TWO ALLISON AE3007A1P-SERIES ENGINES

[*]                                        New York, New York
                                           January 17, 2002

          FOR VALUE RECEIVED, the undersigned, Chautauqua Airlines, Inc., a New York corporation (the "BORROWER"), hereby unconditionally promises to pay (subject to the next sentence) to Agencia Especial de Financiamento Industrial-Finame (the "LENDER") in lawful money of the United States of America and in immediately available funds, the principal amount of [*], or, if less, the unpaid principal amount of Loan B made by the Lender pursuant to Section 2.1 of the Loan Agreement (CH-285SK) dated as of December 27, 2001, between the Borrower and the Lender (as amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). [*]

          The holder of this Note B is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of Loan B and the date and amount of each payment or prepayment of principal and each payment of interest with respect thereto. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of the Loan.

---------
* Confidential

          This Note B (a) is the Note B referred to in the Loan Agreement, (b) is subject to the provisions of the Loan Agreement and the Security Deposit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement. This Note B is secured as provided in the Operative Agreements. Reference is hereby made to the Operative Agreements for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security provided, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note B in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note B may be declared to be, or under certain circumstances shall become, immediately due and payable, all as provided in the Loan Agreement.

          Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

          Each holder hereof, by its acceptance of this Note B, agrees to be bound by and to observe the provisions of the Loan Agreement and the other Operative Agreements applicable to the Lender.

          The Lender may not sell, assign, pledge or otherwise transfer all or any portion of this Note B or any interest in this Note B including any participation in this Note B except in connection with an assignment of the Loan Agreement in accordance with the terms thereof.

         THIS NOTE B SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                         CHAUTAUQUA AIRLINES, INC.


Witnesses:                               By: _________________________________

________________________                 Name: _______________________________

________________________                 Title: ______________________________

                                                                       ANNEX D-1
                                                               TO LOAN AGREEMENT

                   [Form of] CERTIFICATE OF THE BORROWER AS TO
                         REPRESENTATIONS AND WARRANTIES

         Pursuant to Section 5.4 of the Loan Agreement (CH-285SK), dated as of December 27, 2001 (as the same may be amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), between Chautauqua Airlines, Inc., a New York corporation (the "BORROWER"), and Agencia Especial de Financiamento Industrial (the "LENDER"), the undersigned officer of the Borrower hereby certifies in such capacity as follows:

         1. The representations and warranties made by the Borrower in Section 3 of the Loan Agreement are true and correct in all material respects on and as of the date hereof, before as well as after giving effect to the Loan, with the same effect as if made on the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier dates).

         2. All covenants and conditions required to be performed or fulfilled by it under the Operative Agreements on or prior to the Borrowing Date have been performed or fulfilled.

         Unless otherwise defined herein, capitalized terms which are defined in the Loan Agreement and used herein are so used as so defined.

         IN WITNESS WHEREOF, the undersigned has hereunto set his name.

                                   CHAUTAUQUA AIRLINES, INC.


                                   By: ____________________________
                                   Name:
                                   Title:
                                   Date:

                                                                       ANNEX D-2
                                                               TO LOAN AGREEMENT

                    [Form of] CERTIFICATE OF THE LENDER AS TO
                         REPRESENTATIONS AND WARRANTIES

         Pursuant to Section 5.4 of the Loan Agreement (CH-285SK), dated as of December 27, 2001 (as the same may be amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), between Chautauqua Airlines, Inc., a New York corporation (the "BORROWER"), and Agencia Especial de Financiamento Industrial (the "LENDER"), the undersigned officer of the Lender hereby certifies in such capacity as follows:

         1. The representations and warranties made by the Lender in Section 6 of the Loan Agreement are true and correct in all material respects on and as of the date hereof, before as well as after giving effect to the Loan, with the same effect as if made on the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier dates).

         2. All covenants and conditions required to be performed or fulfilled by it under the Operative Agreements on or prior to the Borrowing Date have been performed or fulfilled.

         Unless otherwise defined herein, capitalized terms which are defined in the Loan Agreement and used herein are so used as so defined.

         IN WITNESS WHEREOF, the undersigned has hereunto set his name.

                                   AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL



                                   By: ____________________________
                                       Name:
                                       Title:
                                       Date:

                                                                         ANNEX A
                                                               TO LOAN AGREEMENT
                                                       AND TO SECURITY AGREEMENT

                                FINANCING OF ONE
                           EMBRAER EMB-145 LR AIRCRAFT
                DEFINITIONS RELATING TO LOAN AGREEMENT (CH-285SK)
                             AND SECURITY AGREEMENT
                                   (CH-285SK)

         "ACTUAL KNOWLEDGE": with respect to any party, except as provided in
Section 6.1 of the Security Agreement, actual knowledge of a President, Vice President, Director or more senior officer thereof, or any other officer of a party having responsibility for the transactions contemplated by the Operative Agreements; PROVIDED that each party shall be deemed to have "Actual Knowledge" of any matter as to which it has received notice in accordance with Section 9.2 of the Loan Agreement.

         "ADDITIONAL COMMITMENT PERIOD" means the period, if any, during which the Lender is committed by written agreement between Chautauqua and Lender to provide financing to the Borrower with respect to EMB aircraft to be delivered under the Purchase Agreement (other than aircraft covered by the Funding Agreement).

         "AFFILIATE": with respect to a specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purpose of this definition, "CONTROL" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

         "AFTER-TAX BASIS": with respect to any payment to be received or accrued by any Person, the amount of such payment adjusted, if necessary, so that such payment, after taking into account all Taxes payable to any taxing authority as a result of the receipt or accrual of such payments and any savings in Taxes with respect to the indemnified Taxes or other liability in respect of which such payment is due, shall be equal to the payment to be received or accrued.

         "AIRCRAFT": means, collectively, the Airframe and Engines.

         "AIRCRAFT DOCUMENTS": means all technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance and technical records that are required by the FAA (or the relevant Aviation Authority) to be maintained with respect to the Aircraft, Airframe, Engines or Parts; and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, by the FAA (or other Aviation Authority) regulations, and in each case in whatever form and by whatever means or medium (including, without limitation, microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by or on behalf of the Borrower; PROVIDED that all such materials shall be maintained in the English language.

         "AIRCRAFT WARRANTY AGREEMENT": means the Aircraft Warranty Agreement, dated as of December 27, 2001, between the Manufacturer and the Lender, relating to each Aircraft listed in Schedule II to the Funding Agreement.

         "AIRFRAME": means (A) the Embraer EMB-145 LR aircraft (except the Engines or engines from time to time installed thereon) listed by manufacturer's serial number and subjected to the Lien of the Security Agreement pursuant to the Security Agreement Supplement originally executed and delivered under the Security Agreement; and (B) any and all Parts so long as the same shall be incorporated or installed in or attached to such aircraft, or so long as the same shall be subject to the Lien of the Security Agreement in accordance with the terms of Section 3.4 thereof after removal from such aircraft. The term "AIRFRAME" shall include any Replacement Airframe which may from time to time be substituted pursuant to Section 3.4 of the Security Agreement. At such time as a Replacement Airframe shall be so substituted and the Airframe for which the substitution is made shall be released from the Lien of the Security Agreement, such replaced Airframe shall cease to be an Airframe under the Security Agreement.

         "AIRFRAME INTERCHANGE AGREEMENT" means an agreement between the Borrower (or a Permitted Lessee) and another air carrier which qualifies as a Permitted Air Carrier pursuant to which they agree to provide passenger service to multiple destinations under circumstances where the Airframe may be operated by and in the possession of such other air carrier for a period not to exceed seven consecutive days (subject to extension in the event of unforeseen circumstances).

         [*]

         [*]

         "ASSIGNEE": has the meaning specified in Section 9.6 of the Loan Agreement.

         "ASSIGNMENT": has the meaning specified in Section 9.5(b)(2) of the Loan Agreement.

         "AVIATION AUTHORITY": means the FAA or, if the Aircraft is permitted to be, and is, registered with any other Government Entity under and in accordance with Section 3.3 of the Security Agreement, such other Government Entity.

         "BANKRUPTCY CODE": means the United States Bankruptcy Code, 11 U.S.C.
Section 101 et seq.

         "BANKRUPTCY DEFAULT": a Default under Section 8.1(e) of the Loan Agreement.

         "BANKRUPTCY EVENT": with respect to any Person, any of the following events:

                  (a) such Person shall consent to the appointment of or the taking of possession by the receiver, trustee or liquidator of itself or of substantially all of its property, or such Person shall admit in writing its inability to pay its debts generally as they come due, or

---------
* Confidential
does not pay its debts generally as they become due or shall make a general assignment for the benefit of creditors; or

                  (b) such Person shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a proceeding under the Bankruptcy Code (as in effect at such time) or such Person shall seek relief by voluntary petition, answer, or consent under the provisions of any other bankruptcy or other similar Law providing for the reorganization or winding-up of corporations (as in effect at such time) or such Person's board of directors shall adopt a resolution authorizing any of the foregoing; or

                  (c) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of such Person, a receiver, trustee or liquidator of such Person or of substantially all of its property, or sequestering substantially all of the property of such Person, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 60 days after the date of entry thereof; or

                  (d) a petition against such Person in a proceeding under the Bankruptcy Code (as in effect at such time) or any other bankruptcy laws or other insolvency laws shall be filed and shall not be withdrawn or dismissed within 60 days thereafter, or, under the provisions of any Law providing for reorganization or winding-up of corporations which may apply to such Person, any court of competent jurisdiction shall assume jurisdiction, custody or control of such Person or of substantially all of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days.

         "BFE": means all buyer furnished equipment, if any, installed on the Aircraft on the Date of Actual Delivery or to be installed thereafter, and listed in an attachment to the BFE Bill of Sale.

         "BFE BILL OF SALE": means a Bill of Sale, if there is any BFE, dated the Delivery Date executed by the Borrower in favor of the Manufacturer and covering the BFE for the Aircraft.

         "BILLS OF SALE": means the FAA Bill of Sale and the Warranty Bill of Sale.

         "BNDES": means Banco Nacional de Desenvolvimento Economico e Social, a Brazilian Federal public company with its principal place of business in Brasilia, Distrito Federal, Federative Republic of Brazil, and main offices in the City of Rio de Janeiro, at Avenida Republica do Chile, No. 100 CEP 20139-900
- Rio de Janeiro - RJ, Brazil 20-139-900 registered in the General Register of Taxpayers under the number 33.657.248/0001-89.

         "BORROWER": means Chautauqua Airlines, Inc., a New York corporation.

         "BORROWING DATE": means the date the Loan is initially made by the Lender to the Borrower.

         "BRAZIL": means the Federative Republic of Brazil.

         "BRAZILIAN CURRENCY EQUIVALENT": has the meaning set forth in Section
2.1 of the Loan Agreement.

         [*]

         [*]

         "BREAKAGE COST": as defined in Section 9.1 of the Funding Agreement.

         "BRIDGE AIRCRAFT": the four EMB-145 LR Aircraft listed on Schedule II of the Funding Agreement.

         "BRIDGE LOAN": means in the case of each Bridge Aircraft, the loan by Manufacturer to Chautauqua made on the Delivery Date to finance Chautauqua's purchase of such Bridge Aircraft.

         "BRIDGE LOAN RELEASE": means the release of the Aircraft from the security interest with respect to the Bridge Loan.

         "BROAD BASED OFFERING": has the meaning specified in Section 9.5(b)(2) of the Loan Agreement.

         "BUSINESS DAY": means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York, Indianapolis, Indiana, Rio de Janeiro, Brazil or the city and state in which the Corporate Trust Department is located.

         "CHANGE IN CONTROL" and "CONTROL": as defined in Section 7.7(c) of the Loan Agreement.

         [*]

         "CHAUTAUQUA" means Chautauqua Airlines, Inc., a New York corporation.

         "CHAUTAUQUA MERGER TRANSACTION": as defined in Section 7.7(a) of the Loan Agreement.

         "CHAUTAUQUA SUCCESSOR": as defined in Section 7.7(a) of the Loan Agreement.

         "CITIZEN OF THE UNITED STATES": is defined in Section 40102(a) (15) of the Federal Aviation Code and in the FAA Regulations.

         "CLOSING": has the meaning set forth in Section 2.1 of the Loan Agreement.

         "CODE": means the United States Internal Revenue Code of 1986, as amended from time to time.

         "CODE-SHARE AGREEMENT" means an agreement of the Borrower pursuant to which it is entitled to fly under another carrier's Designator Code.

         "COLLATERAL": has the meaning specified in Section 2.1 of the Security Agreement.

---------
* Confidential

         "COMMITMENT PERIOD": has the meaning provided in Section 1.1 of the Funding Agreement.

         "COMMITMENT TERMINATION EVENT": as defined in Section 7 of the Funding Agreement.

         "COMMONLY CONTROLLED ENTITY" means an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

         "CONFIDENTIAL INFORMATION": has the meaning set forth in Section 9.14 of the Loan Agreement.

         "CONTRACTUAL CURRENCY": has the meaning set forth in Section 9.7 of the Loan Agreement.

         "CONTRACTUAL OBLIGATION": means, as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "CORPORATE TRUST DEPARTMENT" or "Trust Department": means the Corporate Trust Department of the Security Trustee located at the principal corporate trust office of the Security Trustee as specified in Security Trustee's address for notices under the Relevant Loan Agreement (Direct Loans) (initially, 450 West 33rd Street, New York, New York), or such other department or office at which the Security Trustee's corporate trust business shall be administered which the Security Trustee shall have specified by written notice to the Borrower and the Lender.

         "CRAF": means the Civil Reserve Air Fleet Program authorized under 10 U.S.C. Section 9511 et seq. or any substantially similar program under the laws of the United States.

         "DEBT": means any liability for borrowed money, or any liability for the payment of money in connection with any letter of credit transaction or any other liabilities evidenced or to be evidenced by bonds, debentures, notes or other similar instruments.

         "DEBT RATE": has the meaning set forth in Section 2.2(b) of the Loan Agreement.

         "DEFAULT": means an event that, with the giving of notice or the lapse of time or both, would become an Event of Default.

         "DEFAULT RATE": means the Debt Rate plus [*] basis points.

         "DELIVERY DATE" or "DATE OF ACTUAL DELIVERY": means the date on which the Aircraft is or was delivered by the Manufacturer to the Borrower.

         "DEPARTMENT OF TRANSPORTATION": means the U.S. Department of Transportation and any agency or instrumentality of the U.S. Government succeeding to its functions.

---------
* Confidential

         "DESIGNATOR CODE" means the airline designations originally allotted and administered pursuant to Agreements CAB 24606 and 26056.

         "DIRECT LOANS": as defined in the Funding Agreement.

         "DOLLARS", "UNITED STATES DOLLARS" or "$": means the lawful currency of the United States.

         "ELIGIBLE ACCOUNT": means an account established by and with an Eligible Institution acting at the request of the Security Trustee, which institution agrees, for all purposes of the UCC including Article 8 thereof, that (a) such account shall be a "securities account" (as defined in Section 8-501 of the UCC), (b) all property (other than cash) credited to such account shall be treated as a "financial asset" (as defined in Section 8-102(9) of the UCC), (c) the Security Trustee shall be the "entitlement holder" (as defined in
Section 8-102(7) of the UCC) in respect of such account, (d) it will comply with all entitlement orders issued by the Security Trustee to the exclusion of the Borrower, and (e) the "securities intermediary jurisdiction" (under Section 8-110(e) of the UCC) shall be the State of New York.

         "ELIGIBLE INSTITUTION": means the corporate trust department of (a) JPMorgan Chase Bank, acting solely in its capacity as a "securities intermediary" (as defined in Section 8-102(14) of the UCC), or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody's and Standard & Poor's of at least A-3 or its equivalent.

         "ENGINE": means (a) the two Allison AE3007A1P-series engines listed by manufacturer's serial numbers and subjected to the Lien of the Security Agreement pursuant to the Security Agreement Supplement originally executed and delivered under the Security Agreement, whether or not from time to time installed on the Airframe or installed on any other airframe or on any other aircraft; and (b) any Replacement Engine that may from time to time be substituted for an Engine pursuant to Section 3.3 or Section 3.4 of the Security Agreement; together, in each case, with any and all Parts so long as the same shall be incorporated or installed in or attached thereto or so long as the same shall be subject to the Lien of the Security Agreement in accordance with the terms of Section 3.3 thereof after removal from any such engine. At such time as a Replacement Engine shall be so substituted and the Engine for which substitution is made shall be released from the Lien of the Security Agreement, such replaced Engine shall cease to be an Engine under the Security Agreement.

         "ENGINE MANUFACTURER": means Rolls-Royce Company, formerly known as Allison Engine Company, Inc., a Delaware corporation.

         "ENGINE WARRANTY ASSIGNMENT AGREEMENT AND CONSENT" OR "ENGINE WARRANTY AGREEMENT": means the Engine Warranty Assignment Agreement and Consent, dated as of December 27, 2001, among Solitair, Borrower and the Engine Manufacturer.

         "EQUIPMENT": means the Aircraft, the Airframe, any Engine and/or any Part.

         "ERISA": means the Employee Retirement Income Security Act of 1974, as amended.

         "EVENT OF DEFAULT": has the meaning set forth in Section 8.1 of the Loan Agreement.

         "EVENT OF LOSS": means, with respect to the Aircraft, Airframe or any Engine, any of the following circumstances, conditions or events with respect to such property, for any reason whatsoever.

                  (a) the destruction of such property, damage to such property beyond economic repair or rendition of such property permanently unfit for normal use by Borrower;

                  (b) the actual or constructive total loss of such property or any damage to such property, or requisition of title or use of such property, which results in an insurance settlement with respect to such property on the basis of a total loss or constructive or compromised total loss;

                  (c) any theft, hijacking or disappearance of such property for a period of 90 consecutive days or more;

                  (d) any seizure, condemnation, confiscation, taking or requisition (including loss of title) of such property by any Government Entity or purported Government Entity (other than a requisition of use by the U.S. Government) for a period exceeding 90 consecutive days; or

                  (e) as a result of any law, rule, regulation, order or other action by the Aviation Authority or by any Government Entity of the government of registry of the Aircraft, or by any Government Entity otherwise having jurisdiction over the operation or use of the Aircraft, the use of such property in the normal course of Borrower's business of passenger air transportation is prohibited for a period of 90 consecutive days, unless Borrower, prior to the expiration of such 90 day period, shall have undertaken and shall be diligently carrying forward such steps as may be necessary or desirable to permit the normal use of such property by Borrower, but in any event if such use shall have been prohibited for a period of 365 days, provided that no Event of Loss shall be deemed to have occurred if such prohibition has been applicable to Borrower's (or a Permitted Lessee's) entire U.S. fleet of such property and Borrower (or a Permitted Lessee), prior to the expiration of such 365-day period, shall have conformed at least one unit of such property in its fleet to the requirements of any such law, rule, regulation, order or other action and commenced regular commercial use of the same in such jurisdiction and shall be diligently carrying forward in a manner which does not discriminate against such property in so conforming such property, steps which are necessary or desirable to permit the normal use of such property by Borrower, but in any event if such use shall have been prohibited for a period of three years.

         "FAA": means the U.S. Federal Aviation Administration and any agency or instrumentality of the U.S. Government succeeding to its functions.

         "FAA APPLICATION FOR AIRCRAFT REGISTRATION": means an application for registration of the Aircraft in the name of the Borrower on AC Form 8050-1 or such other form approved by the FAA.

         "FAA BILL OF SALE": means the bill of sale for the Aircraft on AC Form 8050-2 or such other form approved by the FAA executed by the Manufacturer in favor of the Borrower.

         "FAA REGULATIONS" means the Federal Aviation Regulations issued or promulgated pursuant to the Federal Aviation Code from time to time.

         "FEDERAL AVIATION CODE": means the sections of Title 49 of the United States Code relating to aviation, as amended from time to time, or any similar legislation of the United States enacted in substitution or replacement therefor.

         "FINAME": as defined in the recitals to the Loan Agreement.

         "FLY-AWAY-FACTORY CONDITION": with respect to any Aircraft, that such Aircraft is or was accepted by Borrower from the Manufacturer on the Delivery Date as new and in compliance with the Purchase Agreement, subject to unsatisfied delivery discrepancies that Manufacturer agrees or agreed to remedy.

         "FUNDING AGREEMENT": means the Funding Agreement, dated as of December 27, 2001, between the Lender and Chautauqua.

         "GAAP": means generally accepted accounting principles as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, as such principles may at any time or from time to time be varied by any applicable financial accounting rules or regulations issued by the SEC and, with respect to any Person, shall mean such principles applied on a basis consistent with prior periods except as may be disclosed in such Person's financial statements.

         "GOVERNMENT ENTITY": means (a) any national, federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

         "INDEMNITEE": has the meaning set forth in Section 9.16(i) of the Loan Agreement.

         "Indemnified Taxes": means Taxes with respect to the Loan A other than:

                  1. Taxes imposed on the Lender in excess of Taxes that would have been imposed if such Lender had not engaged in any business in or had any presence or contact in the jurisdiction imposing such Taxes other than any business, presence or contact as a result of the operation, presence, registration or location of the Aircraft in such jurisdiction or as a result of the transactions contemplated by the Operative Agreements;

                  2. Taxes imposed on the Lender that arise out of or are caused by the gross negligence or willful misconduct of such Lender (unless such gross negligence or willful misconduct is imputed to such Lender by reason of the acts or omissions of the Borrower);

                  3. Taxes that would not have been imposed but for any failure of the Lender to (x) file proper and timely reports or returns or to pay any Taxes when due (except to the extent caused by a breach by Borrower of its obligations pursuant to Section 2.6 of the Loan Agreement), [*], comply with any certification, information, documentation, reporting or other similar requirements, concerning the nationality, residence, identity or connection with jurisdiction imposing such Taxes, if such compliance is required to obtain or establish relief or exemption from or reduction in such Taxes and such Lender was eligible to comply with such requirement (but only if and to the extent that such Lender is entitled under applicable Law to furnish such forms and is eligible to claim such reduction or exemption and only to the extent that such forms may be filed by such Lender without adverse consequences to the Lender or any of its Affiliates, or risk thereof, as reasonably determined by such Lender in good faith), or (z) with respect to a Brazilian Lender, failure to comply with such Lender's obligations in Section 2.6(d) of the Loan Agreement;

                  4. [*]Taxes imposed by any Government Entity in a jurisdiction within which such Lender is incorporated or has its principal place of business (but excluding any such Taxes resulting from the presence, activities or conduct of the Borrower (or any Affiliate of the Borrower) in such jurisdiction); or

                  5.  [*]

         "INSPECTING PARTIES": has the meaning specified in Section 3.8 of the Security Agreement.

         "IRS": means the United States Internal Revenue Service or any agency or instrumentality of the U.S. Government succeeding to its functions.

         "LAW": means (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

         "LEASE": means any lease of the Aircraft, including any subsequent Permitted Lease.

         "LEASE ASSIGNMENT": means an assignment of a Permitted Lease substantially in the form of Exhibit B to the Security Agreement.

         "LENDER": has the meaning set forth in the introductory paragraph of the Loan Agreement.

         "LENDER LIENS" means any Lien attributable to the Lender with respect to the Aircraft, any interest therein, or any other portion of the Collateral, arising as a result of (I) claims against the Lender not related to its interest in the Aircraft or the administration of the Loan under the Loan Agreement, (II) acts of the Lender not permitted by, or failure of the Lender to take any action required by, the Operative Agreements, (iii) Taxes against such Person or any of its Affiliates not required to be indemnified by Borrower under the Loan Agreement, or (iv) claims against such Person arising out of any transfer by such Person of its interest in the Loan, any Note and its interests in the Operative Agreements.

         "LEVERAGED LEASING LOAN": has the meaning specified in the Funding Agreement.

         [*]

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

         "LIEN": means any mortgage, pledge, lien, charge, claim, encumbrance, lease or security interest affecting title to or any interest in property.

         "LOAN": Loan A and Loan B, collectively.

         "LOAN A": means that portion of the Loan evidenced by Note A.

         "LOAN A MATURITY DATE": means the [*] anniversary of the Borrowing
Date.

         "LOAN AGREEMENT": means the Loan Agreement (CH-285SK) dated as of December 27, 2001 between the Borrower and the Lender.

         "LOAN B": means that portion of the Loan evidenced by Note B.

         [*]

         "LOSS PAYMENT DATE": has the meaning set forth in Section 3.4(b)(i) of the Security Agreement.

         "MAINTENANCE PROGRAM": has the meaning set forth in Section 3.3(g) of the Security Agreement.

         "MANDATORY MODIFICATION": has the meaning set forth in section 3.3(j) of the Security Agreement.

         "MANUFACTURER": means Embraer - Empresa Brasileira de Aeronautica S.A., and its successors and permitted assigns.

         "MANUFACTURER INVOICE": means the invoice of the Manufacturer setting forth the purchase price of the Aircraft (which shall be the Net Aircraft Cost).

         "MATERIAL ADVERSE CHANGE": has the meaning set forth in the Funding Agreement.

         "MATERIAL CHANGE": means, with respect to any Person, any event, condition or circumstance that materially and adversely affects such Person's business or consolidated financial condition, or its ability to observe or perform its obligations, liabilities and agreements under, or affect the validity or enforceability of the Operative Agreements.

         "NET AIRCRAFT COST": means, for the Aircraft, the Relevant Net Aircraft Cost (as defined in the Funding Agreement) for the Aircraft.

         "NOTE A": means the promissory note substantially in the form of Annex B-1 to the Loan Agreement, dated the Borrowing Date and executed by the Borrower.

         "NOTE B": means the promissory note substantially in the form of Annex B-2 to the Loan Agreement, dated the Borrowing Date and executed by the Borrower.

         "NOTES": means the Note A and Note B.

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

         "OBSOLETE PARTS": has the meaning set forth in section 3.3(j) of the Security Agreement.

         "OFFICER'S CERTIFICATE": means, in respect of any Person, a certificate signed by the Chairman, the President, any Vice President (including those with varying ranks such as Executive, Senior, Assistant or Staff Vice President), any Director, the Treasurer or the Secretary of such Person.

         "OPERATIVE AGREEMENTS": means the Bills of Sale, Loan Agreement, the Notes, the Security Agreement, each Security Agreement Supplement, any amendment to the Security Agreement, any Permitted Lease, any Lease Assignment, the Purchase Agreement Assignment, the Engine Warranty Assignment Agreement and Consent, the Aircraft Warranty Agreement, the Security Deposit Agreement, the Security Account Control Agreement, and any other agreement or instrument specifically identified therein with the consent of the Borrower as a "Operative Agreements" for purposes hereof.

         "OPTIONAL MODIFICATION": has the meaning set forth in section 3.3(j) of the Security Agreement.

         "ORIGINATION FEE": has the meaning set forth in Section 2.1 of the Loan Agreement.

         "PARTS": means all appliances, parts, components, avionics, landing gear, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any Removable Parts leased by Borrower from a third party or subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to the Airframe or any Engine.

         "Payment Date": means each [*]and [*] of each year prior to the Loan A Maturity Date, commencing with the first such date to occur after the Borrowing Date of the Loan, and the Loan A Maturity Date.

         "PAYMENT DEFAULT": means the failure of the Borrower to pay any amount of principal of or interest on the Loan when due.

         "PERMITTED AIR CARRIER": means (i) any Permitted Foreign Air Carrier,
(ii) any other Person approved in writing by Lender and Security Trustee or
(iii) any U.S. Air Carrier.

         "PERMITTED COUNTRY" means any country listed on Annex D to the Security Agreement.

         "PERMITTED FOREIGN AIR CARRIER": means any air carrier with its principal executive offices in any Permitted Country and which is authorized to conduct commercial airline operations and to operate jet aircraft similar to the Aircraft under the applicable Laws of such Permitted Country.

         "PERMITTED INVESTMENTS": means the following securities (which shall mature within 90 days of the date of purchase thereof): (a) direct obligations of the U.S. Government; (b) obligations fully guaranteed by the U.S. Government; and (c) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, Security Trustee or any bank, trust company or national banking association incorporated or doing business under

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

the laws of the United States or any state thereof having a combined capital and surplus and retained earnings of at least $500,000,000 and having a rate of "C" or better from the Thomson BankWatch Service.

         "PERMITTED LEASE": means a lease or a sublease permitted under Section
3.2 of the Security Agreement (Direct Loans).

         "PERMITTED LESSEE": means the lessee or sublessee under a Permitted Lease.

         "PERMITTED LIENS": has the meaning set forth in Section 3.1 of the Security Agreement (Direct Loans).

         "PERSON OR "PERSON": means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "PLAN": means any employee benefit plan within the meaning of Section 3(3) of ERISA or any plan within the meaning of Section 4975(e)(1) of the Code.

         "PURCHASE AGREEMENT": the EMB-145 Purchase Agreement Number GCT-025/98 dated as of November 12, 1998 between the Manufacturer and Solitair Corp., to the extent assigned pursuant to the Purchase Agreement Assignment.

         "PURCHASE AGREEMENT ASSIGNMENT": means the Purchase Agreement Assignment dated as of the applicable Delivery Date, between Solitair and the Borrower.

         "REGISTER": has the meaning specified in Section 9.5(d)(v) of the Loan Agreement.

         "RELATED LOANS B": means the loans identified as "Loan B" made under the Related Operative Agreements.

         "RELATED OPERATIVE AGREEMENTS": means all "OPERATIVE AGREEMENTS" as defined in each loan agreement for Direct Loans (other than the Loan Agreement) entered into pursuant to the Funding Agreement.

         "RELATED NOTES A": means notes issued under the Related Operative Agreements evidencing the "Loan A" as defined therein.

         "REMOVABLE PART": has the meaning set forth in Section 3.3(j) of the Security Agreement.

         "REPLACEMENT AIRCRAFT": means the Aircraft of which a Replacement Airframe is part.

         "REPLACEMENT AIRFRAME": means an airframe that shall have been subjected to the Lien of the Security agreement pursuant to Section 3.4 thereof.

         "REPLACEMENT ENGINE": means an engine which shall have been subjected to the Lien of the Security Agreement pursuant to Section 3.3 or Section 3.4 thereof.

         "REQUIREMENT OF LAW": means as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Government Entity, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "SEC": means the Securities and Exchange Commission of the United States, or any Government Entity succeeding to the functions of such Securities and Exchange Commission.

         "SECTION 1110": means 11 U.S.C. Section 1110 of the Bankruptcy Code or any successor section of the federal bankruptcy Law in effect from time to time.

         "SECTION 1110 AGREEMENT": means a written agreement of the debtor to perform referred to in Section 1110(a)(2)(A) of the Bankruptcy Code that, without further review or modification, qualifies under Section 1110 to keep the automatic stay provided by Section 362 of the Bankruptcy Code in effect with respect to the Aircraft.

         "SECTION 1110 AIR CARRIER": means a Person holding an air carrier operating certificate issued pursuant to chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

         "SECTION 1110 PERIOD": means the continuous period of (i) 60 days specified in Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period, if any, agreed to under Section 1110(b) of the Bankruptcy Code), plus
(ii) an additional period, if any, commencing with the trustee or debtor-in-possession in such proceeding entering into with court approval a
Section 1110 Agreement within such 60 days (or longer period as agreed) and continuing until such time as such trustee or debtor-in-possession ceases to fully perform its obligations thereunder with the result that the period during which the Security Trustee is prohibited from repossessing the Aircraft under the Security Agreement comes to an end; PROVIDED that, at all times on and after such 60 day period, all cures specified in Section 1110(a)(2)(B) have been timely and fully made and performed.

         "SECURED OBLIGATIONS": has the meaning set forth in Section 2.1 of the Security Agreement.

         "SECURITIES ACCOUNT CONTROL AGREEMENT": means the Securities Account Control Agreement (CH-285SK) dated as of December 27, 2001 among the Borrower, FINAME and JPMorgan Chase Bank.

         "SECURITY DEPOSIT AGREEMENT": means the Security Deposit Agreement (CH-285SK) dated as of December 27, 2001 among the Borrower, FINAME and JPMorgan Chase Bank.

         "SECURITIZATION": has the meaning specified in Section 9.5(b)(2) of the Loan Agreement.

         "SECURITY AGREEMENT": means the Security Agreement (CH-285SK) dated as of the date of the Loan Agreement, substantially in the form of Exhibit C-2 to the Funding Agreement, between the Borrower and the Security Trustee, including all annexes, schedules, exhibits, appendices, amendments and supplements thereto.

         "SECURITY AGREEMENT SUPPLEMENT": means (A) the Security Agreement Supplement No. 1 (CH-285SK) substantially in the form of Exhibit A-1 to the Security Agreement, dated the Borrowing Date, which shall describe with particularity the Airframe and the Engines and which creates a security interest in the Airframe and Engines and (B) any other supplement to the Security Agreement from time to time executed and delivered.

         "SECURITY TRUSTEE": has the meaning set forth in the introductory paragraph of the Security Agreement.

         "SECURITY TRUSTEE LIENS": means any Lien attributable to the Security Trustee with respect to the Aircraft, any interest therein, or any other portion of the Collateral, arising as a result of (I) claims against the Security Trustee in its individual capacity not related to its interest in the Aircraft or the administration of the Collateral pursuant to the Security Agreement, (II) acts of the Security Trustee not permitted by, or failure of the Security Trustee to take any action required by, the Operative Agreements, (III) Taxes against the Security Trustee or any of its Affiliates not required to be indemnified by Borrower under the Loan Agreement, or (iv) claims against the Security Trustee arising out of the transfer by the Security Trustee of all or any portion of its interest in the Collateral, other than a transfer permitted by the terms of the Operative Agreements or pursuant to the exercise of remedies set forth in Section 5 of the Security Agreement.

         "SOLITAIR": Solitair Corp., a Delaware corporation and an affiliate of the Borrower.

         "SPV": has the meaning specified in Section 9.5(b)(2) of the Loan Agreement.

         "SPV SECURITIES": has the meaning specified in Section 9.5(b)(2) of the Loan Agreement.

         "SUBSIDIARY": means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

         "SUBSTANTIAL PART": for any Loan A or Leveraged Leasing Loan, 90% or more of the then remaining cash flow scheduled to be paid under such Loan A or Leveraged Leasing Loan.

         "TAX" and "TAXES": means all governmental or quasi-governmental fees (including, without limitation, license, filing and registration fees) and all taxes (including, without limitation, franchise, excise, stamp, value added, income, gross receipts, sales, use, property, personal and real, tangible and intangible taxes and mandatory contributions), withholdings, assessments, levies, imposts, duties or charges, of any nature whatsoever, together with any penalties, fines, additions to tax or interest thereon or other additions thereto imposed, withheld, levied or assessed by any country, taxing authority or governmental subdivision thereof or therein or by any international authority, including any taxes imposed on any Person as a result of such Person being required to collect and pay over withholding taxes.

         "Tax Treaty Countries": means [*]

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         "THRESHOLD AMOUNT": means [*]

         "UNITED STATES" and "U.S.": each means the United States of America.

         "U.S. AIR CARRIER": means any United States air carrier that is a Citizen of the United States holding an air carrier operating certificate issued pursuant to chapter 447 of title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo, and as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the FAA Regulations, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefore or in the absence thereof.

         "U.S. GOVERNMENT": means the federal government of the United States, or any instrumentality or agency thereof the obligations of which are guaranteed by the full faith and credit of the United States.

         "U.S. TAX LAW": includes the Code, any regulations promulgated or proposed thereunder [*].

         "U.S. WITHHOLDING TAX": any Tax imposed by way of deduction or withholding by the United States federal government, including the federal income tax imposed under Sections 881(a) and 1442 of the Code, on payments to a person who is not a U.S. Person within the meaning of Section 7701(a)(30) of the Code.

         "WET LEASE" means any arrangement whereby Borrower or a Permitted Lessee agrees to furnish the Aircraft, Airframe or any Engine to a third party pursuant to which the Aircraft, Airframe or Engine shall at all times be in the operational control of Borrower or a Permitted Lessee, provided that Borrower's obligations under the Operative Agreements shall continue in full force and effect notwithstanding any such arrangement.

         "WARRANTY BILL OF SALE": means the full warranty bill of sale covering the Aircraft (together with the FAA Bill of Sale collectively called "Bills of Sale"), executed by Manufacturer in favor of the Borrower, and specifically referring to each Engine, as well as to the Airframe, constituting a part of the Aircraft.

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* Confidential